SANDERSON FARMS, INC.
                               225 N. 13th Avenue
                                  P. O. Box 988
                            Laurel, Mississippi 39441


                                January 25, 2002



(VIA EDGAR TRANSMISSION) Securities and Exchange Commission 450 Fifth Street,
N.W.
Washington, D.C. 20549

         RE:      Definitive Proxy Statement
                  Sanderson Farms, Inc.

Ladies and Gentlemen:

         Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 (the "Exchange Act"), we enclose for filing, via a direct transmission to the Commission's EDGAR System, the Company's definitive proxy statement in connection with its annual meeting of stockholders to be held on February 28, 2002. The proxy statement was first filed in preliminary form on January 9, 2002.

         The definitive proxy statement contains the cover page that is required by Rule 14a-6(m) under the Exchange Act, which was erroneously omitted from the Company's preliminary proxy statement. We have also made, at the Commission's request, a revision to the section of the proxy statement concerning auditor fees. We have also corrected certain amounts relating to the beneficial ownership of our shares, we have added certain information related to our share repurchase program, we have updated our performance graph data, and we have filled in missing dates.

         If you have any questions regarding the proxy statement, please call the undersigned at your convenience at (601) 649-4030.

                                            Very truly yours,
                                            SANDERSON FARMS, INC.


                                            By:  /s/ D. Michael Cockrell
                                               -----------------------
                                               D. Michael Cockrell,
                                               Treasurer and Chief Financial
                                               Officer




                             SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-12

                              SANDERSON FARMS, INC.
                              ---------------------
                     (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)      Title of each class of securities to which transaction applies:

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2)      Aggregate number of securities to which transaction applies:

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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

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5)       Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:

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         2)   Form, Schedule or Registration Statement No.:

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         3)   Filing Party:

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         4)   Date Filed:
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





                                                            January 25, 2002

Dear Stockholder:



         The 2002 Annual Meeting of Stockholders of the Company will be held in the Magnolia Room of the Ramada Inn in Laurel, Mississippi, at 10:00 A.M. on Thursday, February 28, 2002. The purposes of the Annual Meeting are set forth in the accompanying Notice and Proxy Statement.

         The 2001 Annual Report, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended October 31, 2001. The Annual Report is not to be considered part of the proxy solicitation materials.

         We cordially invite you to attend the Annual Meeting. If you cannot attend, please complete and return the enclosed Proxy so that your vote can be recorded.

                                                Cordially,


                                                Joe F. Sanderson, Jr.
                                                Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 28, 2002
To the Stockholders:

         The Annual Meeting of Stockholders of Sanderson Farms, Inc. (the "Company") will be held in the Magnolia Room of the Ramada Inn in Laurel, Mississippi at 10:00 A.M. (local time) on Thursday, February 28, 2002, for the following purposes:

  (1)      To elect Class A Directors to serve until the 2005 annual meeting;
  (2) To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2002;
  (3) To consider and act upon a proposal to approve an amended and restated Stock Option Plan;
  (4) To consider and act upon a proposal to ratify and approve the April 21, 2000 awards of Phantom Stock to certain executive officers and key employees; and
  (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The business to be transacted at the Annual Meeting is more fully described in the accompanying Proxy Statement, to which reference is hereby made.

         The Board of Directors has fixed the close of business on January 8, 2002 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
                                            BY ORDER OF THE BOARD OF DIRECTORS:

Dated: January 25, 2002

                                 PROXY STATEMENT

General

         The accompanying Proxy is solicited by and on behalf of the Board of Directors of Sanderson Farms, Inc. (the "Company"), P.O. Box 988, Laurel, Mississippi 39441, in connection with the 2002 Annual Meeting of Stockholders to be held February 28, 2002, and any adjournments of that meeting. Execution of the Proxy will not in any way affect a stockholder's right to attend the meeting and, upon revocation of the Proxy, to vote in person. Proxies may be revoked at any time before they are voted by filing with the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date. Unless they are revoked, Proxies in the form enclosed, properly executed and received by the Secretary of the Company prior to the Annual Meeting, will be voted at the meeting as specified by the stockholder in the Proxy or, except with respect to broker non-votes, if no specification is made in the Proxy, then FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders, and according to their discretion upon all other matters which may properly come before the meeting. Broker non-votes will be treated as not present for purposes of calculating the vote on a matter for which no specification is made in the Proxy, and will not be counted either as a vote FOR or AGAINST a proposal or as an ABSTENTION with respect thereto. The cost of soliciting Proxies is being paid by the Company.

         The Company's 2001 Annual Report accompanies this Proxy Statement, but is not to be considered a part of the proxy solicitation materials. The record date for the Annual Meeting is January 8, 2002. These materials are being mailed to stockholders on or about January 25, 2002.
Capital Stock

         The authorized capital stock of the Company consists of 5,000,000 shares of non-voting preferred stock, of which 500,000 shares have been designated Series A Junior Participating Preferred Stock, par value $100.00 per share, none of which shares have been issued, and 100,000,000 shares of voting Common Stock, par value $1.00 per share, of which 12,987,876 shares had been issued and were outstanding as of January 8, 2002, the record date for the Annual Meeting. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such stockholder is entitled to one vote for each share of common stock held at that date.

Beneficial Ownership

         The following table sets forth information, as of January 4, 2002, concerning (a) the only stockholders known by the Company to own beneficially more than 5% of the common stock of the Company, which is the only class of voting securities outstanding, (b) the beneficial ownership of common stock of the executive officers named in the "Summary Compensation Table" below, and (c) the beneficial ownership of common stock by all directors and executive officers of the Company as a group.

                                         Amount
Beneficial Owner(s)                   Beneficially                   Percent
   and Address                         Owned(1)(2)                  of Class

Estate of Joe Frank Sanderson (3)    2,854,672 shares                 21.98%
Estate of Dewey R. Sanderson, Jr.(4) 2,967,403 shares                 22.85%
Dimensional Fund Advisors, Inc. (5)    948,500 shares                  7.30%
Joe F. Sanderson, Jr. (6)            3,219,620 shares                 24.79%
William R. Sanderson (7)             3,198,711 shares                 24.63%
Hugh V. Sanderson (8)                3,218,132 shares                 24.78%
Robert Buck Sanderson (9)            3,222,616 shares                 24.81%
D. Michael Cockrell (10)                37,806 shares                  (16)
Trustmark National Bank (2)(11)      1,064,272 shares                  8.19%
Lampkin Butts (2) (12)               1,103,850 shares                  8.50%
James A. Grimes (13)                    28,068 shares                   (16)
Robin Robinson (2) (14)              1,064,272 shares                  8.19%
All Directors and executive
officers as a
group (12 persons) (15)              7,985,541 shares                 61.48%



         (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

         (2) Lampkin Butts, Robin Robinson and Trustmark National Bank are the trustees of the Employee Stock Ownership Plan and Trust of Sanderson Farms, Inc. and Affiliates (the "ESOP"), which is the record owner of 1,064,272 shares of common stock of the Company. Trustmark National Bank and Mr. Butts and Ms. Robinson, in their respective capacities as trustees of the ESOP, share with each other investment power with respect to those shares of common stock and therefore are each deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 1,064,272 shares of common stock owned of record by the ESOP. Each of them disclaims beneficial ownership of such shares. With respect to the voting power of the 1,064,272 shares of common stock, the participants in the ESOP have sole voting power over those shares allocated to their respective accounts.

         (3) Address: P. O. Box 988, Laurel, Mississippi, 39441. On January 4, 1998, Joe Frank Sanderson died. The shares beneficially owned by Joe Frank Sanderson are now beneficially owned by the Estate of Joe Frank Sanderson (the "JFS Estate"). The co-executors of the JFS Estate are Joe Frank Sanderson's sons, Joe F. Sanderson, Jr. and William R. Sanderson. Pursuant to a Pledge Agreement dated as of March 21, 2000, the Estate has pledged all of the shares of common stock owned by it to secure its obligations under its Credit Agreement dated as of March 21, 2000 with two banks. The Credit Agreement pertains to borrowings of $13,500,000, the proceeds of which were used to pay estate taxes (please see "Certain Transactions" below).

         (4) Address:  P. O. Box 988,  Laurel,  Mississippi  39441.  Mr. Dewey
R. Sanderson, Jr. died on December 2, 1999. The shares owned of record by Mr. Sanderson are now owned by his estate (the "DRS Estate"). The co-executors of the DRS Estate are Dewey R. Sanderson's sons, Robert Buck Sanderson and Hugh V. Sanderson. Pursuant to a Pledge Agreement dated as of September 2, 2000, the DRS Estate has pledged 1,703,364 shares of common stock owned by it to secure its obligations under its Credit Agreement dated as of September 2, 2000, with a bank. This Credit Agreement pertains to the borrowings of $6,148,050, the proceeds of which were used to pay estate taxes.

         (5) Address: 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

         (6) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 53,722 shares owned of record by Joe F. Sanderson, Jr., over which he exercises sole voting and investment power, and 49,083 shares allocated to Joe F. Sanderson, Jr.'s account in the Company's ESOP, with respect to which he has sole voting power. The trustees of the ESOP share investment power over the 49,083 shares allocated to Joe F. Sanderson, Jr.'s account under the ESOP. The amount in the table includes 2,854,672 shares beneficially owned by Joe F. Sanderson, Jr. as co-executor of the JFS Estate. The co-executors share voting and investment power with respect to these shares. The amount shown in the table also includes 6,539 shares owned of record by Joe F. Sanderson, Jr.'s wife, over which she exercises sole voting and investment power. The amount in the table also includes 150,604 shares owned of record by a charitable private foundation established by Joe Frank Sanderson, for which Joe F. Sanderson, Jr. serves as a director and as such, shares voting and investment power with the other directors of the foundation with respect to such shares. Pursuant to Rule 13d-4 of the Securities Exchange Act of 1934 (the "Exchange Act"), Joe F. Sanderson, Jr. disclaims beneficial ownership of the 6,539 shares owned of record by his wife, the 2,854,672 shares owned of record by the JFS Estate, and the 150,604 shares owned of record by the foundation. The amount in the table also includes 105,000 options to purchase shares owned by Mr. Sanderson under the Sanderson Farms, Inc. and Affiliates Stock Option Plan (the "Stock Option Plan"), which options to purchase such shares were fully vested and exercisable on the date of the Proxy. The amount in the table does not include vested shares of phantom stock. For a description of the phantom stock, please see the section of this Proxy Statement entitled "Awards of Phantom Stock," below.

         (7) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 128,835 shares owned of record by William R. Sanderson, over which he exercises sole voting and investment power, 9,256 shares allocated to his account under the ESOP, 8,460 shares owned of record by William R. Sanderson's wife, over which she exercises sole voting and investment power, and 28,134 shares owned by Mr. Sanderson as custodian for his minor children, over which he exercises sole voting and investment power. The amount in the table includes 2,854,672 shares beneficially owned by William R. Sanderson as co-executor of the JFS Estate. The co-executors share voting and investment power with respect to 2,854,672 shares owned of record by the JFS Estate. The amount in the table also includes 150,604 shares owned of record by a charitable private foundation established by Joe Frank Sanderson, for which William R. Sanderson serves as a director and as such, shares voting and investment power with the other directors of the foundation with respect to such shares. Pursuant to Rule 13d-4 of the Exchange Act, William R. Sanderson disclaims the beneficial ownership of the 8,460 shares owned of record by his wife, the 28,134 shares owned by Mr. Sanderson as custodian for his minor children, the 2,854,672 shares owned of record by the JFS Estate, and the 150,604 shares owned of record by the foundation. The amount in the table also includes 18,750 options to purchase shares owned by William R. Sanderson under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of the Proxy. The amount in the table does not include vested shares of phantom stock. For a description of the phantom stock, please see the section of this Proxy Statement entitled "Awards of Phantom Stock," below.

         (8) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 244,086 shares owned of record by Hugh V. Sanderson, over which he exercises sole voting and investment power, and 2,393 shares allocated to his account under the ESOP. The amount in the table also includes 2,967,403 shares beneficially owned by Hugh V. Sanderson as co-executor of the DRS Estate. The co-executors share voting and investment power with respect to the 2,967,403 shares owned of record by the DRS Estate. Hugh V. Sanderson exercises sole voting power over the 2,393 shares allocated to his account under the Company's ESOP, and the trustees of the ESOP share investment power over such shares. Pursuant to Rule 13d-4 of the Exchange Act, Hugh V. Sanderson disclaims the beneficial ownership of the 2,967,403 shares owned of record by the DRS Estate. The amount in the table also includes 4,250 options to purchase shares owned by Hugh V. Sanderson under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of the Proxy.

         (9) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 254,086 shares owned of record by Robert Buck Sanderson, over which he exercises sole voting and investment power, and 377 shares allocated to his account in the ESOP. The amount in the table also includes 2,967,403 shares beneficially owned by Robert Buck Sanderson as co-executor of the Estate. The co-executors share voting and investment power with respect to the 2,967,403 shares owned of record by the DRS Estate. Robert Buck Sanderson exercises sole voting power over the 377 shares allocated to his account under the ESOP, and the trustees of the ESOP share investment power over such shares. Pursuant to Rule 13d-4 of the Exchange Act, Robert Buck Sanderson disclaims the beneficial ownership of the 2,967,403 shares owned of record by the DRS Estate. The amount in the table also includes 750 options to purchase shares owned by Robert Buck Sanderson under the Company's Stock Option Plan, which options to purchase shares were fully vested and exercisable on the date of the Proxy.

         (10) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 1,400 shares owned of record by Mr. Cockrell over which he exercises sole voting and investment power, and 781 shares allocated to Mr. Cockrell's account in the ESOP, with respect to which Mr. Cockrell has sole voting power. The trustees of the ESOP share investment power over the 781 shares allocated to Mr. Cockrell's account under the ESOP. The amount in the table also includes 35,625 options to purchase shares owned by Mr. Cockrell under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of this Proxy. The amount in the table does not include vested shares of phantom stock. For a description of the phantom stock, please see the section of this Proxy Statement entitled "Awards of Phantom Stock," below.

         (11) Address: 415 North Magnolia, Laurel, Mississippi 39940. See note
(2) above for a description of the nature of Trustmark National Bank's beneficial ownership of the 1,064,272 shares of common stock owned of record by the ESOP. Trustmark National Bank, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, which constitute all shares reported as being beneficially owned by it.

         (12) Address: P. O. Box 988, Laurel, Mississippi 39441. See note (2) for a description of the nature of Mr. Butts's beneficial ownership of the 1,064,272 shares of common stock owned of record by the ESOP. The amount in the table also includes 3,873 shares owned of record by Mr. Butts, and 80 shares held as custodian for a child, over which he exercises sole voting and investment power. With respect to the 24,161 shares allocated to his account under the Company's ESOP, Mr. Butts has sole voting power, but shares investment power with the other trustees of the ESOP. The amount in the table also includes 35,625 options to purchase shares owned by Mr. Butts under the Company's Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of this Proxy. The amount in the table does not include vested shares of phantom stock. For a description of the phantom stock, please see the section of this Proxy Statement entitled "Awards of Phantom Stock," below. Mr. Butts, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of the 80 shares he holds as custodian for a child, and of all shares of common stock owned of record by the ESOP, except the 24,161 shares allocated to his individual account.

         (13) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 8,693 shares allocated to Mr. Grimes's account in the ESOP, with respect to which Mr. Grimes has sole voting power. The trustees of the ESOP share investment power over the 8,693 shares allocated to Mr. Grimes's account under the ESOP. The amount in the table also includes 19,375 options to purchase shares owned by Mr. Grimes under the Company's Stock Option Plan, which options to purchase shares were fully vested and exercisable on the date of this Proxy.

         (14) Address: P. O. Box 988, Laurel, Mississippi 39441. See note (2) above for a description of the nature of Ms. Robinson's beneficial ownership of the 1,064,272 shares of common stock owned of record by the ESOP. Ms. Robinson, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 6,882 shares allocated to her individual account. There are 6,882 shares allocated to Ms. Robinson's account in the Company's ESOP, with respect to which Ms. Robinson has sole voting power, but over which she shares investment power with the other trustees of the ESOP.

         (15) Includes an aggregate of 94,744 shares allocated to the accounts of all Directors and executive officers, as a group (12 persons, 7 participating) under the ESOP. See note (2) above.

         (16)     Less than 1%.

                                               ELECTION OF DIRECTORS

         The amended Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (Class A, Class B and Class C), with each class containing one-third, or as close to one-third as possible, of the total number of directors, and that the total number of directors shall be fixed by the Board of Directors in the By-laws. At the current time, the Board of Directors has fixed the number of directors at twelve, resulting in there being four directors in each class. There is currently one vacancy on the Board of Directors. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. At the 2002 Annual Meeting, stockholders will elect Class A Directors, whose terms will expire at the 2005 annual meeting.

Nominees for Class A Directors

         The Board of Directors proposes for election as Class A Directors the four nominees listed below, each to serve as a Class A Director until the 2005 annual meeting or until his successor is elected and has qualified. Any vacancy on the Board of Directors may be filled either by the Board of Directors or by the stockholders, and any person elected to fill a vacancy will serve the remainder of the term of the director whose position has become vacant.

         Proxies in the enclosed form may also be voted for the election as Class A Directors of substitute nominees who may be named by the Board of Directors to replace any of the four nominees who become unavailable to serve for any reason. No such unavailability is presently known to the Board of Directors. There are no arrangements or understandings relating to any person's service or prospective service as a Class A Director of the Company. No person listed below will be elected as a Class A Director unless such person receives the affirmative vote of the holders of a majority of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting at which a quorum is present. If more persons than the number of directors to be elected receive a majority vote, then those persons receiving the highest number of votes will be elected. The Proxyholder named in the accompanying proxy card will vote FOR the nominees unless otherwise directed therein. Abstentions by holders of shares entitled to vote and represented at the meeting will be counted as present but not voting for the purposes of calculating the vote with respect to the election of Class A Directors. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the election of the Class A Directors, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

         The following table lists the nominees for Class A Director and shows, as of January 4, 2002, their respective beneficial ownership of common stock of the Company. Joe F. Sanderson, Jr. is the cousin of Robert Buck Sanderson (Class C Director), and Hugh V. Sanderson (Class B Director) and the brother of William R. Sanderson (Class C Director).


                                                        Shares
Nominees for                    Director Beneficially  Percent
Class A Director                  Age       Since      Owned (1)    of Class
----------------                  ---       -----     ----------    --------

Class A (Term expiring in 2005)
       Joe F. Sanderson, Jr. (2)   54        1984      3,219,620      24.79%
       Charles W. Ritter, Jr.      68        1988         12,000         (4)
       Phil K. Livingston          58        1989         14,700         (4)
       Lampkin Butts (3)           50        1998      1,103,850       8.50%

         (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the notes below.

         (2) See Note (6) to the table under the caption "Proxy
Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

         (3) See Note (12) to the table under the caption "Proxy
Statement, Beneficial Ownership" for a description of the nature of Mr. Butts's beneficial ownership.

         (4)  Less than 1%.

         The Board of  Directors  recommends  a vote FOR the  election  of Joe
F.  Sanderson,  Jr.,  Charles W.  Ritter,  Jr.,  Phil K.
Livingston, and Lampkin Butts as Class A Directors.

Directors Continuing in Office

         The following table lists the Class B and Class C Directors of the Company, whose terms expire at the 2003 and 2004 annual meetings, respectively, and shows, as of January 4, 2002, the beneficial ownership of common stock by each of them. Hugh V. Sanderson (Class B Director) is the cousin of Joe F. Sanderson, Jr. (Class A Director) and William R. Sanderson (Class C Director), and the brother of Robert Buck Sanderson (Class C Director). Robert Buck Sanderson (Class C Director) is the cousin of Joe F. Sanderson, Jr. (Class A Director) and William R. Sanderson (Class C Director), and is the brother of Hugh V. Sanderson (Class B Director). William R. Sanderson is the brother of Joe F. Sanderson, Jr. (Class A Director and is the cousin of Robert Buck Sanderson (Class C Director) and Hugh V. Sanderson (Class B Director).
                                                 Shares
Name of                            Director      Beneficially  Percent
Continuing Director               Age   Since    Owned (1)    of Class
-------------------               ----  -----    ---------    --------

Class B (Term expiring in 2003)

     Hugh V. Sanderson (2)        40    2000     3,218,132      24.78%
     Rowan H. Taylor              77    1989         5,500         (7)
     John H. Baker, III (3)       60    1994       116,500         (7)
     D. Michael Cockrell (4)      44    1998        37,806         (7)

Class C (Term expiring in 2004)

     Robert Buck Sanderson (5)    48    1992     3,222,616      24.81%
     William R. Sanderson (6)     45    1998     3,198,711      24.63%
     Donald W. Zacharias          66    1988           150         (7)


         (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

         (2) See note (8) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

         (3) The amount in the table includes 95,000 shares owned of record by a family limited partnership in which Mr. Baker is a limited partner, and 21,500 shares owned of record by a trust for the benefit of Mr. Baker's wife, as to which an institutional trustee exercises sole voting and investment power, and as to all of which Mr. Baker, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership.

         (4) See note (10) to the table under the caption ?Proxy Statement, Beneficial Ownership? for a description of the nature of Mr. Cockrell's beneficial ownership.

         (5) See note (9) to the table under the caption ?Proxy Statement, Beneficial Ownership? for a description of the nature of Mr. Sanderson's beneficial ownership.

         (6) See Note (7) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

         (7)   Less than 1%.

Principal Occupations and Certain Directorships

         The following paragraphs identify the principal occupations of all directors of the Company and directorships they hold in other companies with securities registered with the Securities and Exchange Commission. Except as otherwise indicated, each director has served for at least five years in the position shown.

         Joe F. Sanderson, Jr. has served as President and Chief Executive Officer of the Company since November 1, 1989, and as Chairman of the Board of Directors since January 8, 1998. Mr. Sanderson is a member of the Executive Committee of the Company.

         Charles W. Ritter, Jr. has served, since 1967, as President and a Director of the Attala Company, which is principally engaged in the business of milling and selling feed and corn meal. He has also served as President of JRS, Inc., a family owned real estate investment firm, since 1973. Mr. Ritter is a director of First M & F Corp. and Merchants & Farmers Bank, Kosciusko, Mississippi.

         Phil K. Livingston served as President and Chief Executive Officer of Citizens National Bancshares, Inc. in Hammond, Louisiana, from its organization in 1983, until its merger into Deposit Guaranty Corporation on May 19, 1995. Citizens National Bancshares, Inc., which was dissolved with the merger, was the parent company of Citizens National Bank, and is now a wholly owned subsidiary of Deposit Guaranty Corporation as a result of such merger. In July 1996, the Citizens National Bank's charter was amended to change its name to Deposit Guaranty National Bank of Louisiana. Mr. Livingston retired in 1998, but continued to serve as a banking consultant to AmSouth Corporation until 2001.

         Hugh V. Sanderson has been employed by the Company as a Corporate Sales Manager for more than the past five years. At a special meeting called for that purpose on January 6, 2000, Mr. Sanderson was elected by the Board of Directors to fill the unexpired term of his father, Dewey R. Sanderson, Jr., who died on December 2, 1999. Mr. Sanderson was elected by the shareholders on February 25, 2000 as a Class B Director.

         Rowan H. Taylor served as President of Mississippi Valley Title Insurance Company from 1975 until 1989, and as Chairman of the Board and Chief Executive Officer of that company from 1989 until 1992. Until December 1, 2001, Mr. Taylor served as counsel to the Jackson, Mississippi law firm of Alston & Jones. Mr. Taylor served as an advisory director of Trustmark Corporation and Trustmark National Bank located in Jackson, Mississippi until his retirement from such position in 1995.

         John H. Baker, III has been the sole proprietor of John H. Baker Interests, a real estate and development company in Houston, Texas, since 1968.

         Donald W. Zacharias served as President of Mississippi State University from 1985 until his retirement in December 1997, when he became President Emeritus.

         Robert Buck Sanderson has been employed by the Company since January 1, 1993, and has served as Corporate Live Production Assistant since 1999. From 1978 through 1992, Mr. Sanderson served as President of Pioneer Hardware & Supply Co., Inc. in Laurel, Mississippi.

         William R. Sanderson has served, since 1996, as Director of Marketing for the Company. Prior to 1996, Mr. Sanderson served as Director of Prepared Foods for the Company. Mr. Sanderson is a member of the Executive Committee of the Company.

         Lampkin Butts has served, since 1996, as Vice President-Sales for the Company. Prior to 1996, Mr. Butts served as Director of Processing and Sales for the Company. Mr. Butts is a member of the Executive Committee of the Company.

         D. Michael Cockrell has served, since 1993, as Treasurer and Chief Financial Officer for the Company. Prior to 1993, Mr. Cockrell was a shareholder and member of the law firm Wise Carter Child & Caraway of Jackson, Mississippi. Mr. Cockrell is a member of the Executive Committee of the Company.

Committees of the Board of Directors; Audit Committee Report; and Attendance at Meetings

         The Company's Board of Directors has not appointed any standing committees as of the date of this Proxy Statement, except an Audit Committee. The members of the Audit Committee are Messrs. Ritter, Livingston and Zacharias, and the Audit Committee met 4 times during fiscal 2001. To the extent provided by Item 7(d)(3)(v) of SEC Regulation 14a-101 of the Securities and Exchange Commission (the "SEC"), the third and fourth paragraphs of this section shall not be deemed to be proxy "soliciting material" or to be "filed" with the SEC or subject to its proxy regulations or to the liabilities of section 18 of the Exchange Act.

         The function of the Audit Committee is, among other things, to recommend the independent auditors to the Board of Directors, to review the scope of the independent auditors' audit, to review the Company's major accounting and financial reporting policies and practices and systems for compliance with applicable statutes and regulations, and to review the Company's internal auditing functions.

         The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). SAS 61 requires the independent auditor to provide the Audit Committee with information regarding the scope and results of an audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended October 31, 2001 be included in the Company's Annual Report on Form 10-K for such fiscal year for filing with the SEC.

         Each member of the Audit Committee is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers).

         During the fiscal year ended October 31, 2001, the Board of Directors met 7 times and the Audit Committee met 4 times. Each incumbent director attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings held during the period for which he was a director and (ii) the total number of meetings held by the Audit Committee, as applicable.

                                            Phil K. Livingston
                                            Charles W. Ritter, Jr.
                                            Donald W. Zacharias


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the SEC reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of written information provided by such persons, the officers and directors of the Company are in full compliance with all Section 16(a) filing requirements.


                             EXECUTIVE COMPENSATION


         The following table sets forth the cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the named executive officers.


                           Summary Compensation Table


--------------------------------- ----------------------------------------------------------- ----------------------- --------------
                                                                                                       Long Term
                                       Annual Compensation                                      Compensation Awards
                                                                                                        Awards
--------------------------------- ----------------------------------------------------------- ----------------------- --------------
--------------------------------- ----------- ------------ ------------- -------------------- ----------------------- --------------

                                                                            Other Annual            Securities          All Other
            Name and                            Salary                      Compensation            Underlying        Compensation
       Principal Position            Year         ($)        Bonus ($)          ($)(1)          Options/SARs (#)(2)      ($)(3)
--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------
--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------

Joe F. Sanderson, Jr.                   2001      557,186       296,228          33,346                     -0-              11,026
President and Chief Executive           2000      542,218           -0-          13,619                  75,000               3,626
Officer                                 1999      533,328           -0-          21,503                     -0-               1,505
--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------
--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------

D. Michael Cockrell                     2001      239,532        89,143             -0-                   7,500               8,384
Treasurer and                           2000      221,284           -0-             -0-                  25,500               2,621
Chief Financial Officer                 1999      202,336           -0-             -0-                     -0-               1,505

--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------
--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------

Lampkin Butts                           2001      213,879        79,596             -0-                   7,500               8,555
Vice President - Sales                  2000      198,406           -0-             -0-                  25,500               2,675
                                        1999      184,896           -0-             946                     -0-               1,505
--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------
--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------

James A. Grimes                         2001      134,786        35,829             -0-                   7,500               5,391
Secretary                               2000      126,930           -0-             -0-                  12,500               1,706
                                        1999      120,892           -0-             -0-                     -0-               1,430

--------------------------------- ----------- ------------ ------------- ----------------- ----------------------- -----------------


         (1) The amounts in the "Other Annual Compensation" column represent, among other things, (A) costs of personal use of Company aircraft for Mr. Sanderson in the amounts of $13,986 for fiscal 1999, $8,731 for fiscal 2000, and $21,661 for fiscal 2001, and for Mr. Butts in the amount of $733 for fiscal 1999; and (B) amounts reimbursed for estimated income tax liability related thereto for Mr. Sanderson in the amounts of $7,217 for fiscal 1999, $4,588 for fiscal 2000, and $11,385 for fiscal 2001, and for Mr. Butts in the amount of $213 for fiscal 1999.

         (2) The amounts in this column include awards of phantom stock granted on April 21, 2000 in the amount of 75,000 shares to Mr. Sanderson and 18,000 shares each to Messrs. Cockrell and Butts. For a description of the phantom stock, please see the section of this Proxy Statement entitled "Awards of Phantom Stock," below.

         (3) The amounts in this column represent the value of the contribution made by the Company to the accounts of the named individuals under the Company's Employee Stock Ownership Plan, and the amounts of matching contributions made to the named individuals' accounts in the Company's 401(k)plan.

         All employees of the Company, including executive officers, participate in the Company's ESOP. The Company contributed $2.3 million to the ESOP in fiscal 2001, made no contribution to the ESOP in fiscal 2000 and contributed $840,000 in fiscal 1999. As of the date of this Proxy Statement, no amounts had been allocated to the accounts of the named individuals under the ESOP with respect to the fiscal year ended October 31, 2001. Allocations to the named individuals' accounts for the fiscal year 1999 were $1,505 for each of Messrs. Sanderson, Cockrell and Butts, and $1,430 for Mr. Grimes.

         The Company began matching employee contributions to the Company's 401(k) plan in July 2000. The amounts in this column include matching contributions for Mr. Sanderson in the amounts of $3,626 for fiscal 2000 and $11,026 for fiscal 2001; for Mr. Cockrell in the amounts of $2,621 for fiscal 2000 and $8,384 for fiscal 2001; for Mr. Butts in the amounts of $2,675 for fiscal 2000 and $8,555 for fiscal 2001; and for Mr. Grimes in the amounts of $1,706 for fiscal 2000 and $5,391 for fiscal 2001.


Option Grants for Fiscal 2001

         The following table sets forth information with respect to option grants to the named executive officers during fiscal 2001.




                   Option/SAR Grants in Last Fiscal Year
-------------------------------------------------------------------------------------------------------- ---------------------------
                          Individual Grants

                                                                                                                 Potential
                                                                                                            Realizable Value at
                                                                                                              Assumed Annual
                                                                                                           Rates of Stock Price
                                                                                                               Appreciation
                                                                                                             for Option Term(1)
--------------------------- -------------------- -------------------- -------------- ----------------- ---------------------------
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------
                                  Number of            % of Total
                                 Securities           Options/SARs       Exercise
                                 Underlying            Granted to          or
                            Options/SARs Granted      Employees in       Base Price   Expiration Date
Name                               (#)(2)              Fiscal Year         ($/Sh)                           5% ($)       10% ($)
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------
                                     -0-                   N/A               N/A             N/A             N/A           N/A
Joe F. Sanderson, Jr.
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------

D. Michael Cockrell                 7,500                 10.5%            $11.10          4/28/11         $52,400      $132,700
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------


Lampkin Butts                       7,500                 10.5%            $11.10          4/28/11         $52,400      $132,700
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------


James A. Grimes                     7,500                 10.5%            $11.10          4/28/11         $52,400      $132,700
--------------------------- -------------------- -------------------- -------------- ----------------- ------------ --------------


(1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as required by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Company's common stock. The gains reflect a future value based upon growth at these prescribed rates. The actual value realized upon the exercise of the options will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise. It should be noted that this method is only one way of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy.

(2) These awards were made in the form of grants of incentive stock options pursuant to the Company's Stock Option Plan. The Stock Option Plan provides that such options may not be exercised before the one year anniversary of the date of the grant. The plan also provides that 25% of the options become exercisable on the first anniversary of the date the option was granted. An additional 25% become exercisable on each subsequent anniversary, so that by the fourth anniversary all of the options will have become exercisable.

         Under the provisions of the Stock Option Plan, the option price for incentive stock options must be 100% of the fair market value of a share of the Company's common stock on the grant date. Generally, the fair market value of a share of the Company's common stock on any date is the closing price of the stock on that date reflected in the NASDAQ National Market System, and in no event shall the fair market value of any share be less than its par value.

         The plan does not provide for a cash payment by the Company for income taxes payable as a result of the exercise of a stock option award. The plan does provide, however, that the favorable tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, upon exercise of an incentive stock option will not be available to an option holder who makes a disposition of the stock within two years after the option is granted or within one year after the stock is transferred to the option holder. The plan also contains provisions about the impact of disability, retirement and termination of employment on the exercisability of options. Under the proposed amendments to the plan which are more fully described in the section entitled "Amendment of Stock Option Plan," below, a change of control of the Company will cause any options that are not by then exercisable to become fully vested and exercisable. If approved by the Company's stockholders, the amendment respecting changes in control will apply to outstanding options and stock appreciation rights only if the holders thereof consent to the amendments in writing.




       Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                                  Option/SAR Values

         The following table sets forth the value at October 31, 2001 of unexercised options for each of the named executive officers.
--------------------------------------------------------------------------------------------------------------------

                                  Number of Securities Underlying          Value of Unexercised In-the-Money Options
                                  --------------------------------         -----------------------------------------
                                           Unexercised                             at Fiscal Year End ($)
                                           -----------                            ----------------------
      Name                                Options/SARs at
                                         Fiscal Year-End (#)

                                  Exercisable             Unexercisable        Exercisable         Unexercisable
---------------------------- ------------------------------------------ --------------------------------------------
---------------------------- ----------------------- ------------------ ---------------------- ---------------------
Joe F. Sanderson, Jr.(1)

                                            123,750             71,250               $129,200              $339,600
---------------------------- ----------------------- ------------------ ---------------------- ---------------------
---------------------------- ----------------------- ------------------ ---------------------- ---------------------


D. Michael Cockrell(2)                       40,125             30,375                $61,800              $133,800
---------------------------- ----------------------- ------------------ ---------------------- ---------------------
---------------------------- ----------------------- ------------------ ---------------------- ---------------------


Lampkin Butts (3)                            40,125             30,375                $61,800              $133,800
---------------------------- ----------------------- ------------------ ---------------------- ---------------------
---------------------------- ----------------------- ------------------ ---------------------- ---------------------
James A. Grimes(4)

                                             19,375             18,125                $39,500               $74,900
---------------------------- ----------------------- ------------------ ---------------------- ---------------------

(1)      Mr. Sanderson's options consist of the following:
         - 60,000 shares granted on July 24, 1997 at $15.00 per share, expiring July 23, 2007, of which 60,000 are exercisable.
         - 60,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 23, 2008, of which 45,000 are exercisable.
         - 75,000 shares granted on April 21, 2000 pursuant to the Company's Phantom Stock Agreement, at $7.46875 per share, expiring April 21, 2010, of which 18,750 are exercisable.

(2)      Mr. Cockrell's options consist of the following:
         - 7,500 shares granted on July 25, 1996, at $10.875 per share, expiring July 25, 2002, of which 7,500 are exercisable.
         - 15,000 shares granted on July 24, 1997, at $15.00 per share, expiring July 24, 2007, of which 15,000 are exercisable.
         - 15,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 23, 2008, of which 11,250 are exercisable.
         - 7,500 shares granted on May 1, 2000, at $7.188 per share, expiring May 1, 2010, of which 1,875 are exercisable.
         - 18,000 shares granted on April 21, 2000 under the Company's Phantom Stock Agreement, at $7.46875 per share, expiring April 21, 2010, of which 4,500 are exercisable.
         - 7,500 shares granted on April 28, 2001, at $11.10 per share, expiring April 28, 2011, none of which are exercisable.

(3)      Mr. Butts's options consist of the following:
         - 7,500 shares granted on July 25, 1996, at $10.875 per share, expiring July 25, 2002, of which 7,500 are exercisable.
         - 15,000 shares granted on July 24, 1997, at $15.00 per share, expiring July 24, 2007, of which 15,000 are exercisable.
         - 15,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 23, 2008, of which 11,250 are exercisable.
         - 7,500 shares granted on May 1, 2000, at $7.188 per share, expiring May 1, 2010, of which 1,875 are exercisable.
         - 18,000 shares granted on April 21, 2000 under the Company's Phantom Stock Agreement, at $7.46875 per share, expiring April 21, 2010, of which 4,500 are exercisable.
         - 7,500 shares granted on April 28, 2001, at $11.10 per share, expiring April 28, 2011, none of which are exercisable.

(4)      Mr. Grimes's options consist of the following:
         - 7,500 shares granted on July 25, 1996, at $10.875 per share, expiring July 25, 2002, of which 7,500 are exercisable.
         - 5,000 shares granted on July 24, 1997, at $15.00 per share, expiring July 24, 2007, of which 5,000 are exercisable.
         - 5,000 shares granted on April 23, 1998, at $13.00 per share, expiring April 23, 2008, of which 3,750 are exercisable.
         -        5,000  shares  granted on April 24,  2000,  at  $7.46875
                  per share, expiring on April 24, 2010, of which 1,250 are exercisable.
         - 7,500 shares granted on May 1, 2000, at $7.188 per share, expiring on May 1, 2010, of which 1,875 are exercisable.
         - 7,500 shares granted on April 28, 2001, at $11.10 per share, expiring April 28, 2011, none of which are exercisable.


Director's Fees

          During fiscal 2001, directors who were not also officers or employees of the Company received a fee of $3,000 per meeting attended plus an annual stipend of $10,000 through June 30, 2001, and $6,000 per meeting and $15,000 annually thereafter.

Board Report on Executive Compensation

          The Company did not have a standing Compensation Committee for the fiscal year ended 2001, and therefore the Board of Directors prepared the following Report.

          Generally, because of the cyclical nature of the Company's business, executive officer compensation, including the compensation of the Chief Executive Officer, is not directly related to factors such as profitability, sales growth, return on equity or market share. In especially profitable years, the Company may award bonuses, as described below. It is expected that a compensation committee will be formed by the Board of Directors for the purpose of making future compensation decisions.

          Annual compensation for the President, Chief Executive Officer and Chairman of the Board of Directors ("CEO"), is determined by the full Board of Directors of the Company. The annual compensation for the Treasurer and Chief Financial Officer ("CFO") and the Vice President-Sales ("VP-Sales") is determined by the CEO. The annual compensation of the Secretary (?Secretary?) is determined by the CFO. The components of the annual compensation paid to the CEO, CFO, VP-Sales and Secretary are as follows: (i) base salary; (ii) a bonus calculated pursuant to the provisions of the Company's Bonus Award Program;
(iii) stock option awards made under the Company's Stock Option Plan; and (iv) allocation of contributions made by the Company to the respective accounts of the CEO, CFO, VP-Sales and Secretary under the ESOP.

          Base salaries for executive officers of the Company are originally fixed using a comparison of similarly situated officers of other poultry companies. However, the Company does not target the base salaries of its executive officers at any particular point in the range established by that comparison. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company's current ability to pay. Periodic increases in base salary are based on evaluations of past and current performance and current market conditions. In addition, in accordance with the Company's Wage and Salary Administration manual in effect since 1979, the base salary of each salaried employee of the Company, including the executive officers, is increased on January 1 of each year to reflect cost of living increases, provided that the Company is in a financial position to make an increase. In January 2000, the base salary of all salaried employees of the Company, including the executive officers, was increased for the cost of living adjustment by 2%. The cost of living increase for 2001, which took effect January 1, 2001, was 2.5%. The cost of living increase for 2002, which took effect on January 1, 2002, was 1.5%

          The executive officers of the Company are participants in the Company's Stock Option Plan and have received awards of stock options from time to time since the plan was adopted by the full Board of Directors and approved by the shareholders in 1993. The Board of Directors also approved the award of phantom stock to certain of the Company's executive officers and key employees on April 21, 2000, pursuant to Phantom Stock Agreements dated that date which comprise the Company's Phantom Stock Plan. The timing and amount of awards under the Stock Option Plan and pursuant to the Phantom Stock Plan are determined by the full Board of Directors of the Company, and are based on factors such as years of service, responsibilities, individual performance and long-term incentives awarded to similarly situated officers and executives of other poultry companies.

          The CEO, CFO, VP-Sales and Secretary are participants in the Company's Bonus Award Program, which covers all salaried employees of the Company. The amounts payable to all salaried employees, including the executive officers, are based on the Company's financial performance and its operating performance relative to other companies in the industry. The bonus for the CEO, CFO, VP-Sales and Secretary is calculated by multiplying such person's average monthly salary by 12 and multiplying that product by a percentage ranging from 25% to 100% for the CEO, and from 17.5% to 70% for the CFO, VP-Sales and Secretary, depending on the performance of the Company. No bonuses were paid for fiscal 1999 or 2000. Bonuses will be paid in January 2002 for fiscal 2001.

          In addition, all executive officers participate in the Company's Employee Stock Ownership Plan which covers all employees of the Company. Allocations to the executive officers under this plan are made on the same basis as allocations to all other participants. On October 31, 2001, the Company made a contribution to the ESOP in the amount of $2.3 million for fiscal 2001, but none of such amount has been allocated to the accounts of participants as of the date of this Proxy Statement. No contribution was made by the Company to the ESOP during or for fiscal 2000, and the Board of Directors has determined that none will be. At its meeting held October 21, 1999, the Board of Directors authorized a contribution to the ESOP in the amount of $840,000, which contribution was made by the Company during fiscal 1999, and which contribution was allocated to the participants' accounts during fiscal 2000.

          Joe F. Sanderson, Jr.                   Donald W. Zacharias
          William R. Sanderson                    Rowan H. Taylor
          John H. Baker, III                      D. Michael Cockrell
          Phil K. Livingston                      Lampkin Butts
          Robert Buck Sanderson                   Hugh V. Sanderson
          Charles W. Ritter, Jr.
Performance Graph

          The following graph presents a comparison of the five year cumulative total stockholder return(1) among the Company, the NASDAQ Composite Index, and a group of peer companies. The peer group consists of the following companies: Cagles, Inc., Pilgrim's Pride, Inc., WLR Foods, Inc. and Tyson Foods, Inc. (the "Peer Group Index"). The Company selected the Peer Group Index because the return reflected in the Peer Group Index presents stockholders with a comparison of total stockholder return with other publicly held companies in our industry.
                                      YEARS(2)

                            1995     1996    1997     1998     1999     2001
------------------------ -------- --------- ------- -------- --------- -------
------------------------ -------- --------- ------- -------- --------- -------

Sanderson Farms, Inc.       100      128      126      147       98        71
------------------------ -------- --------- ------- -------- --------- -------
------------------------ -------- --------- ------- -------- --------- -------

NASDAQ Composite Index      100      118      155      174      294       333
------------------------ -------- --------- ------- -------- --------- -------
------------------------ -------- --------- ------- -------- --------- -------

Peer Group                  100      118      118      153       95        77
------------------------ -------- --------- ------- -------- --------- -------

(1) Assumes $100 invested on November 1, 1995. Total return assumes reinvestment of dividends.

(2) Fiscal year ends October 31.



                              CERTAIN TRANSACTIONS


         Joe Frank Sanderson, a co-founder of the Company and a member of its Board of Directors, died on January 4, 1998. Dewey R. Sanderson, Jr., also a co-founder of the Company and a member of its Board of Directors, died on December 2, 1999. The common stock of the Company owned of record by Joe Frank Sanderson and Dewey R. Sanderson, Jr. is now owned of record by the Estate of Joe Frank Sanderson (the "JFS Estate") and the Estate of Dewey
R. Sanderson, Jr. (the "DRS Estate"), respectively (collectively, the "Estates"). The co-executors of the JFS Estate are Joe Frank Sanderson's sons, Joe F. Sanderson, Jr., an officer and director of the Company, and William R. Sanderson, a director of the Company; and the co-executors of the DRS Estate are Dewey R. Sanderson, Jr.'s sons, Hugh V. Sanderson and Robert Buck Sanderson, both of whom are directors of the Company. Each of the Estates owns of record more than 5% of the Company's common stock.

         On March 21, 2000, the JFS Estate borrowed $13,500,000 from Harris Trust & Savings Bank and SunTrust Bank under a Credit Agreement dated as of that date (the "Credit Agreement"). The entire proceeds were used to pay the JFS Estate's obligations to another financial institution incurred for the payment of federal and state estate taxes. The loan under the Credit Agreement is secured by the JFS Estate's pledge of 2,854,672 shares of common stock of the Company. The loan requires that the ratio of the principal amount of the loan, divided by the market value of the pledged common stock ("Loan-to-Value Ratio") not exceed 60%. In making this calculation, the value of the pledged common stock is its market value, except that if the market value is less than $5 per share, the common stock is deemed to have no collateral value. In addition, in making this calculation, the principal amount of the loan is reduced by any cash collateral held by the banks and also by the principal amount of any guarantee of the loan that the Company may decide to give to the banks. On June 15, 2000, the Company delivered to Harris Trust and Savings Bank and SunTrust Bank its guarantee of $3,206,000 of the $13,500,000 loan described above. The JFS Estate is required by the Credit Agreement to notify the lenders if at any time the Loan-to-Value Ratio exceeds 60%, and then to reduce the Loan-to-Value ratio to 50% within five business days thereafter by either pledging additional collateral acceptable to the banks or by reducing the principal amount of the loan outstanding. The amount of the guarantee delivered on June 15, 2000 was calculated to bring the Loan-to-Value Ratio to 50%, which was required of the JFS Estate, as borrower, because the market value of the pledged common stock of the Company had dropped so that the Loan-to-Value Ratio exceeded 60%. Such guarantee was released by the bank on February 1, 2001 in accordance with the Credit Agreement, which provides that if no Event of Default has occurred and is continuing, the banks will release the Company from the guarantee if the Loan-to-Value Ratio is equal to or below 50% after giving effect to such release. No such guarantee has been in effect since that date.

         Also on June 15, 2000, the JFS Estate entered into an Indemnity Agreement with the Company. The Indemnity Agreement was a condition to the Company's delivery of any guarantee of the JFS Estate's loan. It provides, among other things, that the JFS Estate will indemnify the Company against all liability that the Company may be called upon to pay under its guarantee (and any future guarantee the Company may deliver to the JFS Estate's banks).

         On January 3, 2002, pursuant to a Stock Purchase Agreement with each of the Estates, the Company purchased 621,079 shares of the Company's common stock, of which 320,000 were purchased from the JFS Estate and 301,079 from the DRS Estate. The total shares purchased represented 4.5% of the Company's outstanding stock prior to the transactions. The purchase price was $20.42 per share, which was the lower of (i) the closing price of the stock as quoted on the NASDAQ National Market on the day prior to the purchase, and (ii) the average closing price for the five trading days preceding the day of purchase. The purchase price of the shares from the JFS Estate was $6,534,400 and the purchase price of the shares from the DRS Estate was $6,148,033 for a total cost of $12,682,433 for both purchases.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP, Independent Auditors, Jackson, Mississippi, were the independent auditors for the Company during the fiscal year ended October 31, 2001. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he desires to do so, and will be available to respond to any appropriate questions.

         Fees related to services performed for the Company by Ernst & Young, LLP in fiscal year 2001 are as follows:

        Audit Fees...............................................    $114,000
        Financial Information Systems Design
        and Implementation Fees..................................         -0-

        All Other Fees...........................................    $ 78,000
        Total....................................................    $192,000
                                                                     ========

         "Audit Fees" include amounts paid for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Forms 10-Q. "All Other Fees" principally include amounts paid for income tax services and the audit of the Company's benefit plans. The Audit Committee has considered whether the provision of services by Ernst & Young, LLP for the Company other than audit services is compatible with maintaining Ernst & Young, LLP's independence, and has concluded that it is compatible.

         The Board of Directors of the Company has selected the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended October 31, 2002. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board has chosen to submit it to the stockholders for their approval and ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the Annual Meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended October 31, 2002, in order for this proposal to be adopted. The Proxyholder named in the accompanying proxy card will vote FOR the foregoing proposal unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended October 31, 2002. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the foregoing proposal, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto. If more votes are cast AGAINST this proposal than FOR, the Board of Directors will take such decision into consideration in selecting independent auditors for the Company.

         The Board of Directors recommends a vote FOR the approval and ratification of the selection of Ernst & Young, LLP as the Company's independent auditors for the fiscal year ended October 31, 2002.

                         AMENDMENT OF STOCK OPTION PLAN

         The Company's Stock Option Plan was originally approved by a majority vote of the stockholders of the Company on February 25, 1993, and was originally adopted by the Board of Directors of the Company on February 25, 1993. The plan was subsequently amended by the Board of Directors of the Company on October 24, 1996, on April 27, 1997, on July 24, 1997 and on April 20, 2000. The Board of Directors unanimously recommends that stockholders approve a proposed amended and restated Stock Option Plan, a copy of which is annexed as Appendix A to this Proxy Statement. If approved at the Annual Meeting, the Board of Directors will then adopt the Stock Option Plan as amended and restated for and in behalf of the Company at its meeting held immediately following the Annual Meeting.

         The proposed amendments will permit the continuation of awards of options to purchase shares of the Company's common stock, which provide long-term incentives to key employees to achieve the Company's strategic business plan. The Board of Directors believes that the Stock Option Plan helps the Company compete for, motivate, and retain key management. Since its initial approval in 1992, the Company has used awards of stock options as the principal long-term incentives for its key employees.

         If approved by the stockholders, the proposed amendments would:

o ________ Extend the period during which awards may be granted from February 25, 2003 to February 28, 2012. o Increase the number of shares of the Company's common stock reserved for issuance under the plan by 750,000. o Revise Section
5.10 of the plan to clarify and provide more detail about the effect of a change in control of the Company on the Stock Option Plan, and on the holders of stock options and stock rights issued under the plan. Currently, this section of the plan only addresses the effect of a merger, consolidation or reorganization in which the Company is not the surviving corporation.

         Of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting, more votes must be cast in favor of than votes cast against the proposal to approve the amended and restated plan. The Proxyholder named in the accompanying proxy card will vote FOR the proposal to approve the amended and restated plan unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to approve the amended and restated plan. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the plan, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

         The Board of Directors recommends a vote FOR the proposal to approve the Stock Option Plan as amended and restated.

Description of the Stock Option Plan

         The principal features of the Stock Option Plan are summarized below, but this summary is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Proxy Statement as Appendix A.

         Eligibility and Basis of Participation. The Board of Directors is the administrator of the plan and has the authority, in its sole discretion, to make awards under the plan and to designate the employees or classes of employees eligible to participate. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual or individuals in the future. The plan provides that the Board shall select participants from the executive officers and other key employees of the Company who occupy responsible managerial and professional positions and who have the capability of making substantial contributions to the success of the Company. In some cases, these employees may also serve as officers and/or directors of the Company. As of the date of this Proxy Statement, there were approximately 30 employees eligible to participate in the plan. In selecting participants, the plan directs the Board to consider the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and growth.

         Shares Available for Issuance. When originally adopted by the stockholders, the plan reserved 750,000 shares of the Company's common stock, par value $1.00 per share, for issuance. As of October 31, 2001, there were no shares available for issuance under the plan. As of such date, after taking into account the proposed amendment increasing the number of shares reserved for issuance under the plan to 1.5 million, the Company would have 750,000 shares available for issuance under the plan. Shares tendered by a participant as payment for shares issued upon the exercise of options become available for reissuance under the plan if the shares so tendered were acquired by an earlier exercise of an option. Any shares that are subject to an option which is terminated, unexercised or expires for any reason also become available for issuance under the plan.

         Types of Awards Available under the Plan. Awards under the plan may be in the form of nonstatutory stock options, incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock appreciation rights. Under the Code, the aggregate fair market value (determined on the date the option is granted) of common stock subject to an incentive stock option granted to an option holder in any calendar year may not exceed $100,000. To the extent that the aggregate fair market value of shares subject to incentive stock options that are exercisable for the first time by an option holder during any calendar year exceeds $100,000, those excess options will not be incentive stock options for federal income tax purposes. In addition, incentive stock options may not be granted to any owner of 10% or more of the total combined voting power of the Company or its subsidiaries.

         Terms and Conditions of Options. The grant of options under the plan must be evidenced in writing by an agreement executed by the Company and the option holder, stating the number of shares of the Company's common stock subject to the option or options. Options are also subject to the following additional terms and conditions set forth in the plan.

         (a) Exercise Price. The Board determines the exercise price of options at the time they are granted. However, the plan provides that the exercise price per share of a nonstatutory stock option must be at or below the fair market value of a share of the Company's common stock on the grant date. The exercise price per share of an incentive stock option must be 100% of the fair market value of a share of the Company's common stock on the grant date. Generally, the fair market value of a share of the Company's common stock on any date is equal to its closing price on that date (or on the next business day, if such day is not a business day) reflected in the NASDAQ National Market System. In no event shall the fair market value of a share be less than its par value. As of January 4, 2002, the fair market value of the Company's common stock was $20.15 per share.

         (b) Exercise of Options and Form of Consideration. Options issued under the plan may not be exercised until the one year anniversary of the date on which the option was granted. Unless an accelerated vesting period is set forth by the Board, 25% of the options become exercisable on the first anniversary of the date the option was granted. An additional 25% becomes exercisable on each subsequent anniversary, so that by the fourth anniversary all of the options will have become exercisable. Upon the exercise of an option, the option holder must pay to the Company, in full, the option price for the underlying shares with cash or with previously owned shares of common stock of the Company. The exercise of any option cancels any related stock appreciation rights proportionate in amount to the number of shares of the Company's common stock purchased on the exercise of the option. The proceeds from the purchase of shares underlying options will be used by the Company for general corporate purposes. Because it can be expected that stock options will only be exercised at a time when the market price of the shares exceeds the exercise price, it can generally be expected that the exercise of stock options will be dilutive of the interests of other stockholders. Each exercise would also be dilutive of the book value per share if the exercise price is less than book value at the time of exercise.

         (c) Term of Options. Unless the Board of Directors sets forth a shorter period on or before the date of the grant, all options granted under the plan expire ten years from the date they were granted. No option may be exercised after it expires.

         (d) Termination of Employment. If an option holder's employment terminates for any reason other than death, disability or retirement, all unexercised options issued under the plan terminate immediately upon termination of the option holder's employment, or upon the appointment or transfer of the option holder to a position with the Company that does not qualify for participation in the plan. A transfer of the option holder's employment from one Company subsidiary to another is not a termination of employment.

         (e) Death of the Option Holder. Upon the death of the option holder, an option may be exercised within one year from the date of such death, but only to the extent that it was exercisable on the date of the holder's death.

         (f) Retirement of the Option Holder. Upon the option holder's retirement, an option may be exercised within three months from the date of termination of the holder's employment, but only to the extent that it was exercisable on the date of the holder's retirement.

         (g) Disability of the Option Holder. Upon termination of the option's holder's employment by reason of the holder's disability (as defined by the Board of Directors), a nonstatutory stock option may be exercised within three months from the date of the termination of the holder's employment, but only to the extent it was exercisable on the date of disability. If the holder's employment terminates by reason of permanent and total disability as defined under Section 22(e)(3) of the Code, an incentive stock option may be exercised within one year from the date of termination of employment, but only to the extent it was exercisable on the date of the permanent and total disability. If the holder's employment terminates by reason of a disability other than a disability as defined by Section 22(e)(3) of the Code, an incentive stock option may be exercised within three months from the termination of the holder's employment, to the extent it was exercisable on the date of the disability.

         (h) Other Limitations. If the option holder commits certain acts of wrongdoing affecting the Company, breaches certain agreements with the Company, or engages in conduct that would warrant the holder's discharge for cause, then any unexercised portion of an option issued under the Plan will immediately terminate. In addition, if during the holder's employment with the Company, or the two years after the employee's voluntary termination of employment or termination by the Company for cause, the holder engages in certain competitive activity described in the plan without the prior written consent of the Board of Directors, then: (i) any unexercised portion of an option granted under the plan will terminate and (ii) the holder will be required, upon thirty days' written notice from the Company, to pay to the Company the difference between the exercise price and the fair market value on the date of exercise of the exercised portion of the option. As used above, "competitive activity" does not include the passive investment by the holder in publicly traded common equity of any entity that is engaged in the business of producing, marketing, distributing or selling poultry products, so long as such investment does not exceed two percent of the outstanding common equity of such entity.

         Alternate Stock Appreciation Rights. Along with or after the award of any option under the plan, the Board may award the option holder a related stock appreciation right ("SAR"). The SAR permits the option holder, in lieu of exercising the option itself, to be paid in cash, stock or a combination of both, the excess of (i) the fair market value on the exercise date of a share of common stock over (ii) the option price of the related option, multiplied by the number of shares with respect to which the SAR is exercised. The SAR must be evidenced in a written agreement between the Company and the SAR holder, stating the number of shares of common stock that are subject to the SAR. SARs are exercisable to the same extent and subject to the same conditions as the options to which they relate, and may be exercised only when the fair market value of a share of the Company's common stock on the exercise date exceeds the exercise price of the related options. The exercise of any SAR or portion thereof cancels the option to which the SAR relates or an equal number of shares under such option. SARs terminate in accordance with the provisions of the plan governing the termination of the related options.

         Rights as Stockholder, Transferability and Exercise Rights. A holder of options or SARs under the plan has no rights as a stockholder of the Company with respect to the shares covered by the options or SARs until the date of issuance of a stock certificate to the holder for such shares. Options and SARs granted under the plan are transferable by the holder only by will or under the laws of descent and distribution of the state in which the holder resided on the date of his death. Options and SARs may also be transferred by the Company pursuant to a qualified domestic relations order. If the stock option or SAR agreement so provides, a nonstatutory stock option or related SAR may be transferred to members of the holder's immediate family or to certain trusts or partnerships, or as otherwise provided in the option agreement. During the lifetime of the holder, an incentive stock option is exercisable only by the holder thereof, or by his guardian or legal representative. Any option issued under the plan may be exercised by the executor or administrator of a deceased holder's estate or by a person receiving the option by will or under the laws of descent and distribution of the state in which the option holder resided.

         Adjustments upon Changes in Capitalization. If there is any change in the Company's common stock subject to the plan or to options or SARs granted thereunder through merger, consolidation, reorganization, recapitalization, reincorporation, stock splits, stock dividend or other change in the corporate structure of the Company, appropriate adjustments must be made by the Board to the total number of shares that may be issued under the plan and the number of shares and price per share subject to outstanding options or SARs, in order to preserve, but not increase, the benefits of the holder.

         Change in Control. In the event of a change in control of the Company, as defined below, in which the Company is not the surviving corporation, all unexercisable options or SARs shall, contingent upon consummation of the change in control, become fully vested and immediately exercisable by the holder on a date prior to the effective date of such change in control. Unless the Board of Directors directs otherwise, this date will be five days prior to the effective date of the change in control. Any options or SARs not exercised by the effective date of the change in control will terminate.

         If a change in control occurs in which the Company is the surviving corporation, all outstanding options or SARs shall, contingent upon consummation of the change in control, become fully vested and immediately exercisable by the holder. Any holder whose employment at the Company or membership on the Board of Directors is terminated without cause within one year after such change in control will have the right to exercise his or her options or SARs within three months after such termination.

         A change of control is defined in the plan to include the acquisition by certain persons of beneficial ownership of more than 50% of the outstanding shares of the Company's common stock, certain specified business combinations, changes in the composition of the Company's Board of Directors, or a complete liquidation or dissolution of the Company.

         Amendment and Termination of the Plan. The Board may at any time terminate, modify or amend the plan in any respect, except that the Board must obtain stockholder approval in order to (i) increase the maximum number of shares of common stock which may be issued under the plan (other than increases made to adjust for recapitalization or changes in corporate structure, as described above), (ii) extend the term of the plan, or (iii) change any plan provisions relating to the class of employees who are eligible to receive awards under the plan. Generally, any termination, modification or amendment of the plan may not affect the holder of outstanding options or SARs without his or her consent. If the amended and restated plan is adopted by the stockholders at the 2002 Annual Meeting, the proposed amendments to the plan concerning change in control will apply to outstanding options and SARs only if the holders thereof consent in writing. All other proposed amendments to be considered at the 2002 Annual Meeting will apply only to options and SARs awarded on or after the effective date of the amendments.

         Miscellaneous. The plan also contains provisions concerning the ability of the Board to make non-uniform decisions concerning participants under the plan, the effect of leaves of absence by an option holder, and the Board's imposition of requirements for stock exchange, governmental agency or other approvals as conditions to the grant of awards under the plan.

         Federal Income Tax Consequences. An option holder will not recognize taxable income for federal income tax purposes upon the grant of a nonstatutory stock option, incentive stock option or SAR, and the Company will not be entitled to a deduction.

         Upon the exercise of a nonstatutory stock option, the option holder recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof. If the option holder later sells shares acquired pursuant to the nonstatutory stock option, he will recognize either capital gain or loss equal to the difference between the proceeds of sale and the fair market value of those shares on the date of option exercise. Under current law, long-term capital gains (gains with respect to property held for more than one year) are generally taxed at a lower rate than ordinary income for individuals.

         In the case of an incentive stock option, no taxable income is recognized by the option holder upon exercise of the option. If the option holder disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to him, the option holder will recognize long-term capital gain or loss equal to the difference between the amount realized on the disposition and the exercise price paid for those shares. However, if the option holder disposes of such shares before the expiration of the above holding periods (a "disqualifying disposition"), the portion of any gain equal to the difference between (i) the lower of the fair market value of the shares on the date of exercise and the amount realized on such disposition, and (ii) the exercise price thereof will be treated as ordinary income in the year of disposition, and the remainder will be treated as capital gain in that year.

         Upon the exercise of an SAR, the option holder recognizes ordinary income equal to the amount by which the fair market value of a share of common stock on the exercise date exceeds the exercise price of the option related to such SAR (the "appreciation value"), multiplied by the number of shares with respect to which the SAR is exercised. To the extent that the option holder receives the appreciation value in equivalent shares of common stock (rather than in cash) upon exercise of an SAR, his basis in those shares will equal their fair market value on the date of their acquisition.

         If an option holder pays the exercise price of a nonstatutory stock option by surrendering to the Company shares of common stock he previously owned, he will generally recognize no taxable income with respect to those shares and to an equal number of the new shares he receives. An equal number of the new shares he receives will have the same basis and holding period as the shares that he surrenders. The fair market value of the number of shares he receives in excess of the number of those he surrenders will be included in his ordinary income as compensation, the basis in those excess shares will be their fair market value so included and the holding period for those shares will commence on the date of their acquisition.

         The tax treatment to the option holder is generally the same with respect to previously owned shares of common stock used to pay the exercise price of an incentive stock option and with respect to an equal number of shares received in exchange. However, the option holder will recognize no taxable income on receipt of any excess shares and the basis in those shares will be zero. Notwithstanding, if common stock previously received pursuant to an incentive stock option is used to pay the exercise price of another incentive stock option before the expiration of two years from the date of grant of the previously exercised option or one year from the date of transfer of such common stock to the option holder, such use will be deemed a disqualifying disposition, resulting in the potentially adverse tax treatment applicable to disqualifying dispositions that is described above.

         If an option or SAR lapses prior to exercise, the option holder can recognize no loss on the lapse, even if the fair market value of the underlying shares then exceeds the exercise price, because the option holder's basis in the option or right, as the case may be, is zero.

         In addition to the federal income tax consequences described above, an option holder may be subject to the alternative minimum tax ("AMT") imposed on his "alternative minimum taxable income" reduced by an exemption amount. AMT is payable to the extent that it exceeds the option holder's regular tax. Although there are no AMT consequences triggered by the exercise of a nonstatutory stock option or an SAR, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received over the exercise price therefor is an "item of adjustment" for AMT purposes and thus will be included in AMT income. However, the option holder's basis in such shares, for purposes of computing the gain or loss on their subsequent disposition that generally must be included in AMT income in the year of disposition (subject to special rules applicable to disqualifying dispositions), is increased by the amount so included in AMT income upon exercise. If an option holder is required to pay an alternative minimum tax, the amount of such tax which is attributable to certain items of adjustment and tax preference (including the incentive stock option adjustment) is generally allowed as a credit against the option holder's regular tax liability in subsequent years.

         Generally, the Company can deduct for federal income tax purposes the amount, and only the amount, included in an option holder's ordinary income (if any) upon the option holder's exercise of an option or SAR or upon his subsequent disposition of the underlying shares, as the case may be, subject to the Company's compliance with applicable withholding and reporting requirements and subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code. The deduction will be allowed at the same time the option holder recognizes the income. In addition, upon the exercise of an option or SAR, an amount equal to the difference between the fair market value of the shares with respect to which the option or SAR is exercised and the option exercise price for such shares constitutes wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act.

         The plan provides that whenever the Company proposes or is required to issue or transfer shares of common stock under the plan, the Company shall have the right to require the option or SAR holder to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of common stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of common stock shall be valued on the date the withholding obligation is incurred. In addition, the Company shall have the right to withhold from any cash otherwise payable to an SAR holder an amount sufficient to satisfy withholding tax requirements.

         The foregoing is only a summary of the current federal income tax treatment of nonstatutory stock options, incentive stock options and SARs and does not purport to cover all of the special rules, including special rules relating to option holders subject to Section 16(b) of the Securities Exchange Act of 1934, or the local, state or foreign income or other tax consequences applicable to the receipt, ownership and exercise of stock options and SARs and the receipt, ownership and disposition of the underlying shares.

Participation in the Stock Option Plan

         The following table sets forth, as of the date of this Proxy Statement, the number of options granted under the Stock Option Plan since inception to the persons or groups named in the table. As of the date of this Proxy, there has been no determination by the Board of Directors with respect to future awards under the plan.


                                                   Number of Securities
Name and Position                          Underlying Options Granted (#) (1)
-----------------                          ----------------------------------

Joe F. Sanderson, Jr., President,
Chief Executive Officer, Chairman
of  the  Board  of  Directors   and
Nominee  for Reelection as Director                        120,000


D. Michael Cockrell,
Treasurer and Chief Financial Officer                       85,500


Lampkin Butts,
Vice  President  - Sales  and  Nominee
for  Reelection  as
Director                                                    93,000


James A. Grimes,
Secretary                                                   60,000


Charles W. Ritter, Jr., Nominee for
Reelection as Director                                         -0-


Phil K. Livingston, Nominee for
Reelection as Director                                         -0-


All current executive officers as a group                  358,500


All current  directors who are not executive
officers as a group                                         72,500


All  associates  of  directors,   executive
officers  and nominees for election as director,
as a group (2)                                                 -0-


All non-executive officer employees as a group             618,000

(1) The Plan provides that options that have lapsed or expired may be regranted. It is due to such regrants that the total number of options granted under the plan exceeds the total shares available for issuance.

(2) The term "associate" means, with respect to such directors, executive officers or nominees for election as director, (1) any corporation or organization (other than the Company or a majority owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

                             AWARDS OF PHANTOM STOCK



         On April 21, 2000 (the "Grant Date"), following approval of the Board of Directors, the Company entered into agreements with certain of its executive officers and key employees under which the Company awarded such persons shares of phantom stock of the Company (the "Phantom Stock") at an award value of $7.46875 per share (the "Award Value Per Share"). These awards comprise the Company's Phantom Stock Plan. A description of the Phantom Stock Plan is set forth below. Under Rule 4350(i)(1)(A) of the National Association of Securities Dealers, the Company is required to seek shareholder approval of the Phantom Stock Awards. Approval is required because of the Company's option to issue shares of common stock in lieu of the cash to which a Phantom Stock holder would otherwise be entitled, as more fully described below. If shareholder approval is not given, the only consequence will be that the Company would be unable to exercise this option to pay Phantom Stock awards in stock rather than cash. The Board of Directors unanimously recommends that the stockholders approve and ratify these awards. A copy of the form of Phantom Stock Agreement is annexed as Appendix B to this Proxy Statement.

         The awards of Phantom Stock provide long term incentives to the Company's executive officers and other key employees, which the Board of Directors believes are necessary to compete for, motivate, and retain key management. The Board of Directors approved these awards in lieu of awards of stock options under the Company's Stock Option Plan because there was not a sufficient number of shares available for issuance under the Stock Option Plan on the Grant Date.

         Of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting, more votes must be cast in favor of than votes cast against the proposal to approve and ratify the awards of Phantom Stock. The Proxyholder named in the accompanying proxy card will vote FOR the proposal to approve the awards unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to approve the awards. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the awards, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

         The Board of Directors recommends a vote FOR the proposal to approve and ratify the April 21, 2000 awards of Phantom Stock.

Description of the Phantom Stock Awards

         The principal features of the Phantom Stock Plan are summarized below, but this summary is qualified in its entirety by reference to the full text of the form of Phantom Stock Agreement, a copy of which is attached to this Proxy Statement as Appendix B.

         Eligibility and Basis of Participation. The Board of Directors has the authority to determine that certain employees of the Company, who may also serve as executive officers and/or directors of the Company, may be eligible for an award of Phantom Stock. As of the date of this proxy, the Board has determined to classify as eligible for Phantom Stock awards only seven persons and to award Phantom Stock rights to such persons pursuant to the Phantom Stock Agreements executed on April 21, 2000. The Board of Directors based its determinations upon the recipient's capability to make substantial contributions to the success of the Company and the value of such recipient's past or potential services to the Company's profitability and growth. However, it is not possible to determine whether or to what extent further awards of Phantom Stock will be received by any particular individual or individuals in the future.

         Terms and Conditions of Phantom Stock. Awards of Phantom Stock are subject to the following terms and conditions, as set forth in the Phantom Stock Agreements.

         (a) Term and Exercise. Phantom Stock may not be converted until the one year anniversary of the date on which the Phantom Stock was granted. Unless an accelerated vesting period is set forth by the Board, 25% of the Phantom Stock becomes convertible on the first anniversary of the date the Phantom Stock was granted. An additional 25% becomes exercisable on each subsequent anniversary, so that by the fourth anniversary all the Phantom Stock will have become convertible. All Phantom Stock granted pursuant to the Phantom Stock Agreements expires ten years from the date it was granted. No Phantom Stock may be converted after it expires.

         (b) Conversion. Vested shares of Phantom Stock may be converted into cash, common stock of the Company, or both, as described below. To convert vested shares of Phantom Stock, the holder must deliver or mail to the Treasurer of the Company a written notice of conversion stating the number of shares of the holder's Phantom Stock to be converted. The conversion shall be effective on the date that the Treasurer receives such notice (the "Conversion Date"). Upon receipt by the Treasurer of the notice, the holder of the Phantom Stock to be converted shall be entitled to receive an amount of cash equal to: (i) the number of shares of Phantom Stock converted as of the Conversion Date times the fair market value per share on that date, less (ii) the number of shares of Phantom Stock converted times the Award Value Per Share. In the Treasurer's discretion, the Company may satisfy this obligation by distributing to the Phantom Stock holder the number of shares of the Company's common stock having an aggregate fair market value as of the Conversion Date equal to the amount of cash otherwise payable to the holder, with a cash settlement to be made for any fractional share interests. Alternatively, the Company may satisfy such obligation in part with shares of the Company's common stock and in part with cash. Generally, the fair market value of a share of the Company's common stock on any date is equal to its closing price on that date (or on the next business day, if such day is not a business day) reflected in the NASDAQ National Market System. In no event shall the fair market value of a share be less than its par value. As of January 4, 2002, the fair market value of the Company's common stock was $20.15 per share.

         The payment by the Company of cash and/or common stock upon conversion of Phantom Stock is subject to any conditions deemed advisable by the Treasurer of the Company to permit the Company's compliance with federal and state withholding provisions applicable to employees. Payment is also subject to the holder's compliance with any written agreement between him or her and the Company.

         To the extent the Company pays Phantom Stock awards in cash, such payment will affect its shareholders in the same manner as would payments of additional cash compensation to the holders of Phantom Stock. To the extent the Company pays Phantom Stock awards in shares of common stock pursuant to its option to do so, the issuance of such shares would be at the fair market value of the shares at the time of issuance and therefore would not be dilutive. If such fair market value were less than book value at the time of issuance, the issuance would dilute the book value of the common stock.

         (c) Termination of Employment. If a Phantom Stock holder's employment terminates for any reason other than death, disability or retirement, all Phantom Stock not previously converted will terminate and be forfeited immediately upon termination of the holder's employment. A transfer of the Phantom Stock holder's employment from one Company subsidiary to another is not a termination of employment.

         (d) Death of the Phantom Stock Holder. Upon the death of the Phantom Stock holder, Phantom Stock may be converted within one year from the date of such death, but only to the extent that it was convertible on the date of the holder's death. Phantom Stock may be converted by the executor or administrator of a deceased holder's estate or by a person receiving the Phantom Stock by will or under the laws of descent and distribution of the state in which the holder resided.

         (e) Retirement of the Phantom Stock Holder. Upon the Phantom Stock holder's retirement, Phantom Stock may be converted within three months from the date of termination of the holder's employment, but only to the extent that it was convertible on the date of the holder's retirement.

         (f) Disability of the Phantom Stock Holder. Upon termination of the Phantom Stock holder's employment by reason of the holder's permanent and total disability as defined under Section 22(e)(3) of the Code, Phantom Stock may be converted within one year from the date of termination of employment, but only to the extent it was convertible on the date of the holder's permanent and total disability. If the holder's employment terminates by reason of a disability other than a disability as defined by Section 22(e)(3) of the Code, Phantom Stock may be converted within three months from the termination of the holder's employment, but only to the extent it was convertible on the date of such disability.

         (g) Other Limitations. If the Phantom Stock holder commits certain acts of wrongdoing affecting the Company, breaches certain agreements with the Company, or engages in conduct that would warrant the holder's discharge for cause, then any portion of the Phantom Stock not already converted will immediately terminate and be forfeited. In addition, if during the holder's employment with the Company, or the two years after the holder's voluntary termination of employment or termination by the Company for cause, the holder engages in certain competitive activity described in the plan without the prior written consent of the Board of Directors, then: (i) any unexercised portion of the Phantom Stock will terminate and be void and (ii) the holder will be required, upon thirty days' written notice from the Company, to pay to the Company the difference between the exercise price and the fair market value on the date of exercise of the exercised portion of the Phantom Stock. As used above, "competitive activity" does not include the passive investment by the holder in publicly traded common equity of any entity that is engaged in the business of producing, marketing, distributing or selling poultry products, so long as such investment does not exceed two percent of the outstanding common equity of such entity.

         Adjustments upon Changes in Capitalization. In the event of a reorganization, recapitalization, change of shares, stock split, spinoff, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or other change in the corporate structure or shares of capital stock of the Company, the Board of Directors (or a committee thereof appointed pursuant to Section 1.02(d) of the Stock Option Plan) shall make such adjustment as it deems appropriate to the award of Phantom Stock, in order to preserve, but not increase, the benefits to the holder. If, subject to any required action of the stockholders, the Company shall not be the surviving corporation in any merger, consolidation or reorganization, then each holder of Phantom Stock shall have the right immediately prior to such merger, consolidation or reorganization to exercise his or her outstanding Phantom Stock, even if such Phantom Stock may not yet be fully vested.

         Rights as Stockholder and Transferability. A holder of Phantom Stock has no rights as a stockholder of the Company with respect to shares of the Company's common stock that may be issued upon the conversion of Phantom Stock until the date of issuance of a stock certificate to the holder for such shares. Phantom Stock is transferable by the holder thereof only by will or under the laws of descent and distribution of the state in which the holder resided on the date of his death. Phantom Stock may also be transferred by the Company pursuant to a qualified domestic relations order.

         Amendment. In general, the Board of Directors (or a committee thereof appointed pursuant to Section 1.02(d) of the Stock Option Plan) may amend the Phantom Stock Agreements only upon the written consent of the Phantom Stock holder.

         Federal Income Tax Consequences. A holder of Phantom Stock will not recognize taxable income for federal income tax purposes upon the award of the Phantom Stock, and the Company will not be entitled to a deduction at that time.

         Upon the conversion of the Phantom Stock, the holder thereof will recognize ordinary income in an amount equal to the excess, if any, of the aggregate fair market value of the shares converted as of the Conversion Date over the aggregate Award Value Per Share of those shares (the "Conversion Gain"). To the extent that the holder receives the Conversion Gain in equivalent shares of the Company's common stock (rather than in cash) upon conversion of Phantom Stock, his basis in those shares will equal their fair market value on the date of their acquisition.

         The Company generally will be able to deduct for federal income tax purposes the amount included in a Phantom Stock holder's ordinary income as a result of the holder's conversion of the Phantom Stock, subject to the Company's compliance with applicable withholding and reporting requirements and subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. The deduction will be allowed in the taxable year that such amount is includible in the holder's gross income. In addition, the amount of the Conversion Gain constitutes wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act.

         The Company has the right to deduct from all amounts paid upon the conversion of Phantom Stock any federal, state or local taxes required to be withheld with respect to such payment. Should the Company exercise its option to deliver shares of its common stock in payment of amounts due under a Phantom Stock award, the holder of Phantom Stock receiving shares of the Company's common stock must pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, prior to the delivery of any share certificates. Such payment may be made in cash or with shares of the Company's common stock having an aggregate fair market value equal to the required withholding payment, or any combination thereof.

         The foregoing is only a summary of the current federal income tax treatment of Phantom Stock awards and does not purport to cover all of the special rules, including special rules relating to holders subject to Section 16(b) of the Securities Exchange Act of 1934, or the local, state or foreign income or other tax consequences applicable to the receipt, ownership and conversion of Phantom Stock and the receipt, ownership and disposition of any shares received upon conversion of Phantom Stock.

         Miscellaneous. The Company shall not be required to sell or issue shares of common stock under any conversion of Phantom Stock if such issuance would constitute a violation by the holder or the Company of any law or regulation of a governmental authority or any national securities exchange or other forum in which the Company's common stock is traded. As a condition of any sale or issuance of common stock under an award of Phantom Stock, the Treasurer of the Company may require any agreements or undertakings that he deems appropriate to ensure compliance with any laws or regulations, and the award and redemption of Phantom Stock and the delivery of any shares of common stock in connection therewith are subject to all applicable federal and state laws, regulations and regulatory approvals as may be required.

         The following table sets forth the number and value of all shares of Phantom Stock the Company has granted to certain of its executive officers and employees; each nominee for election as director; all current executive officers as a group; all current directors who are not executive officers, as a group;
all associates of such directors, executive officers and nominees for election as director, as a group; and all non-executive officer employees, as a group.

                              Phantom Stock Awards

----------------------------------------------------- ----------------------- ---------------------

           Name and Position                            Dollar Value ($)(1)     Number of Units(2)

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

Joe F. Sanderson,  Jr.,  President,   Chief Executive        $951,093                  75,000
Officer,  Chairman  of the  Board of  Directors  and
Nominee for Reelection as Director

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

D.  Michael  Cockrell,  Treasurer,  Chief  Financial         $228,263                  18,000
Officer and Director

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

Lampkin Butts, Vice  President-Sales and Nominee for         $228,263                  18,000
Reelection as Director

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

James A. Grimes, Secretary                                        N/A                     -0-

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

William R.  Sanderson,  Director  of  Marketing  and          $95,154                   7,500
Director

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

John Rice, Director of Technical Services                     $95,154                   7,500

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

Doug Lee, Director of Processing                              $95,154                   7,500

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

Bud West, Director of Production                              $95,154                   7,500

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

Charles W. Ritter,  Jr.,  Nominee for  Reelection as              N/A                     -0-
Director

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

Phil  K.  Livingston,   Nominee  for  Reelection  as              N/A                     -0-
Director

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

All current executive officers as a group                   $1,407,619                 111,000

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

All  current   directors   who  are  not   executive           $95,154                   7,500
officers as a group

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

All associates of directors,  executive officers and               N/A                     -0-
nominees for election as director, as a group (3)

----------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------- ----------------------- ---------------------

All non-executive officer employees as a group                $380,438                  30,000

----------------------------------------------------- ----------------------- ---------------------


(1) The amounts shown in this column reflect the aggregate value of all Phantom Stock awarded to the named executive officer, employee or group, based on an award value of $7.46875 per share of Phantom Stock and based on a closing price per share of $20.15 for the Company's common stock on January 4, 2002, as reported on the NASDAQ National Market.

(2) Any and all Phantom Stock awarded by the Company as of the date of this Proxy Statement was awarded pursuant to Phantom Stock Agreements with the executive officers or employees named in this table on April 21, 2000.

(3) The term "associate" means, with respect to such directors, executive officers or nominees for election as director, (1) any corporation or organization (other than the Company or a majority owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Meeting, each Proxy will be voted in accordance with the discretion of the Proxyholder named therein.

                              STOCKHOLDER PROPOSALS

Procedure

         The Company's By-laws provide that stockholders may nominate individuals for election as directors from the floor at any annual or special meeting of stockholders called for the election of directors only if timely written notice of such nomination has been given to the Secretary of the Company. To be timely, such notice must be received at the principal office of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws specify what such a notice of such nomination must include. In addition, the By-laws set forth the procedure that must be followed by stockholders to properly bring a matter before a stockholders' meeting. If a stockholder wishes to bring a matter before the meeting that has not been specified in the notice of the meeting, the stockholder must deliver written notice of said stockholder's intent to bring the matter before the meeting of stockholders so that the notice is received by the Secretary of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws also specify what such a notice must include.

2003 Annual Meeting

         A stockholder who intends to present a proposal, which relates to a proper subject for stockholder action, at the 2003 Annual Meeting of Stockholders and who wishes such proposal to be considered for inclusion in the Company's proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company's principal executive offices no later than September 27, 2002. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its President. Any proposal submitted after September 27, 2002 shall be considered untimely and will not be considered for inclusion in the Company's proxy material for the 2003 annual meeting.

                     METHODS AND COST OF SOLICITING PROXIES

         The Proxy card enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to solicitation of stockholders of record by mail, telephone or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company will reimburse them for their mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of common stock. Whether or not you expect to be present at the Annual Meeting, please sign, date and return the enclosed Proxy card promptly. No postage is necessary if mailed in the United States. The cost of solicitation, including the preparation, printing and mailing, is being paid by the Company.

                        ADDITIONAL INFORMATION AVAILABLE

         Upon written request of any shareholder, the Company will furnish a copy of the Company's 2001 Annual Report on Form 10-K, as filed with the United States Securities and Exchange Commission, including the financial statements and schedules thereto. The written request should be sent to D. Michael Cockrell, Treasurer and Chief Financial Officer, Sanderson Farms, Inc., P. O. Box 988, Laurel, Mississippi 39441. The written request must state that as of January 8, 2002, the person making the request was a beneficial owner of capital stock of the Company.

                           BY ORDER OF THE BOARD OF DIRECTORS:
                           James A. Grimes, Secretary
Dated: January 25, 2002

Appendix A
              SANDERSON FARMS, INC. AND AFFILIATES STOCK OPTION PLAN
                   (Amended and Restated as of February 28, 2002)


                                ARTICLE I - GENERAL

1.01 Establishment and Purpose.

         (a) Establishment. The Sanderson Farms, Inc. and Affiliates Stock Option Plan (the "Plan") was originally approved by a majority vote of the stockholders of Sanderson Farms, Inc. (the "Company") on February 25, 1993 and was originally adopted by the Board of Directors of the Company on February 25, 1993. The Plan was subsequently amended by the Board of Directors of the Company on October 24, 1996, on April 24, 1997, on July 24, 1997 and on April 20, 2000 and is hereby further amended and restated in its entirety effective upon approval by the stockholders of the Company at its next annual stockholders meeting on February 28, 2002 and adoption by the Board of Directors at its meeting following the annual stockholders meeting.

         (b) Purpose. The purposes of this Plan are to: (1) closely associate the interests of the management of Sanderson Farms, Inc. and its affiliates and subsidiaries (collectively referred to as the "Company") with the stockholders by reinforcing the relationship between participants' rewards and stockholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management for continuous employment with the Company.

1.02 Administration.

         (a) The Plan shall be administered by the Board of Directors of Sanderson Farms, Inc. (the "Board").

         (b) The Board shall have the authority, in its sole discretion and from time to time to:

               (i) designate the employees or classes of employees eligible to participate in the Plan;

              (ii) grant awards provided in the Plan in such form and amount as the Board shall determine;

             (iii) impose such limitations, restrictions and conditions upon any such award as the Board shall deem appropriate; and

              (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

         (c) Decisions and determinations of the Board on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

         (d) As to any particular employee or employees or class or classes thereof and/or any particular grant award or awards, the Board may by resolution identifying such employee(s) or class(es) and such award(s) delegate some or all of its authority under the Plan to a committee of the Board that is composed solely of two or more "Non-Employee Directors" (as such term is defined in Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934), and with respect to any such delegated authority all references herein to the Board shall mean such committee of the Board.

1.03 Eligibility for Participation.

         Participants in the Plan shall be selected by the Board from the executive officers and other key employees of the Company who occupy responsible managerial and professional positions and who have the capability of making substantial contributions to the success of the Company. In making this selection and in determining the form and amount of awards, the Board shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

1.04 Types of Awards Under Plan.

         Awards under the Plan may be in the form of any one or more of the following:

         (a) Nonstatutory Stock Options, as described in Article II;

         (b) Incentive Stock Options, as described in Article III; and/or

         (c) Alternate Stock Appreciation Rights, as described in Article IV.

1.05.  Aggregate Limitation on Awards.

         (a) Shares of stock which may be issued under the Plan shall be authorized and unissued shares of Common Stock, par value $1.00 per share, of Sanderson Farms, Inc. ("Common Stock"). The maximum number of shares of Common Stock which may be issued under the Plan shall be 1,500,000 shares (which amount reflects all adjustments through February 28, 2002, but which amount is subject to further adjustment as provided elsewhere in this Plan). Pursuant to the February 28, 2002 amendments to the Plan, the number of authorized shares has increased from 750,000 shares to 1,500,000 shares.

         (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

                  (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of a Nonstatutory Stock Option or an Incentive Stock Option;

                  (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of exercise of a Stock Appreciation Right shall be counted; and

                  (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of a Nonstatutory Stock Option or Incentive Stock Option.

         (c) Shares tendered by a participant as payment for shares issued upon exercise of a Nonstatutory Stock Option or an Incentive Stock Option shall be available for subsequent issuance under the Plan if the shares tendered were acquired by earlier exercise of an option. Any shares of Common Stock subject to a Nonstatutory Stock Option or an Incentive Stock Option which for any reason is terminated, unexercised or expires shall again be available for issuance under the Plan.

1.06.  Effective Date, Plan Year and Term of Plan.

         (a) The Plan as amended and restated shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders of Sanderson Farms, Inc., and adopted by a majority of the Board of Directors at the Meeting of the Board of Directors of Sanderson Farms, Inc. immediately following the 2002 Annual Meeting of Stockholders.

         (b) The Plan Year of the Plan shall be a calendar year.

         (c) No awards shall be made under the Plan later than ten years after stockholder approval at the 2002 Annual Meeting of Stockholders, provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                                       ARTICLE II - NONSTATUTORY STOCK OPTIONS

2.01.  Award of Nonstatutory Stock Options.

         The Board may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Board may prescribe, grant to any participant in the Plan one or more nonstatutory stock options to purchase for cash, or to exchange previously owned Common Stock for, the number of shares of Common Stock ("Nonstatutory Stock Options") as specified by the Board. The date a Nonstatutory Stock Option is granted shall mean the date selected by the Board as of which the Board awards a specific number of shares to a participant pursuant to the Plan.

2.02.  Nonstatutory Stock Option Agreement.

         The grant of a Nonstatutory Stock Option shall be evidenced by a written Nonstatutory Stock Option Agreement, executed by the Company and the holder of a Nonstatutory Stock Option (the "optionee"), stating the number of shares of Common Stock subject to the Nonstatutory Stock Option evidenced thereby, and in such form as the Board may from time to time determine.

2.03.  Nonstatutory Stock Option Price.

         The option price per share of Common Stock deliverable upon the exercise of a Nonstatutory Stock Option shall be at or below the fair market value of a share of Common Stock on the date the Nonstatutory Stock Option is granted.

2.04.  Term and Exercise.

         Each Nonstatutory Stock Option may be exercised during a period beginning one year after the date of grant thereof and ending on a date, to be determined by the Board on or before the date of grant, that is not more than ten years after the date of grant thereof (the "option term"). Unless a shorter period is provided by the Board, each Nonstatutory Stock Option shall be exercised in accordance with this section 2.04. During the first year of the option term, no more than 25% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the optionee. During the second year of the option term, no more than 50% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the optionee, such percentage to include the percentage, by number of shares, purchased in the previous year of the option term. During the third year of the option term, no more than 75% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. During the fourth year and any succeeding year of the option term, 100% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. No fractional shares shall be issued as a result of the exercise of a Nonstatutory Stock Option. No Nonstatutory Stock Option shall be exercisable after the expiration of its option term.

2.05.  Manner of Payment.

         Each Nonstatutory Stock Option Agreement shall set forth the procedure governing the exercise of the Nonstatutory Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to the Company, in full, the option price for such shares with cash or with previously owned Common Stock.

2.06.  Termination of Nonstatutory Stock Option.

         (a) Except as provided in Section 2.06(b) and 2.06(c), or except as otherwise determined by the Board, all Nonstatutory Stock Options, to the extent not previously exercised, shall terminate upon the termination of the optionee's employment or the appointment or transfer of the optionee to a position within the Company that does not qualify for participation in the Plan under Section 1.03.

         (b) Upon termination of the optionee's employment by reason of death of the optionee, a Nonstatutory Stock Option may be exercised, but only to the extent exercisable on the date of such death, within one (1) year from and after the date of the optionee's death. A Nonstatutory Stock Option may be exercised by the executor or administrator of the deceased optionee's estate or by a person receiving the Nonstatutory Stock Option by will or under the laws of descent and distribution of the state in which the optionee resided.

         (c) Upon termination of the optionee's employment by reason of retirement or disability (as defined by the Board), a Nonstatutory Stock Option may be exercised, but only to the extent exercisable on the date of such retirement or disability, within three (3) months from and after the date of such termination of the optionee's employment.

         (d) A transfer of the optionee's employment from one affiliate to another of the Company shall not be deemed to be a termination of the optionee's employment.

         (e) Notwithstanding any other provisions set forth herein or in the Nonstatutory Stock Option Agreement, if the optionee shall (i) commit any act of malfeasance or wrongdoing affecting the Company, (ii) breach any covenant not to compete or employment contract with the Company, or (iii) engage in conduct that would warrant the optionee's discharge for cause (excluding general dissatisfaction with the performance of the optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company), then any unexercised portion of a Nonstatutory Stock Option shall immediately terminate and be void.

         (f) Notwithstanding any other provisions set forth herein or in the Nonstatutory Stock Option Agreement, if during the period that the optionee is employed by the Company or during the two year period following the optionee's voluntary termination of employment or his termination by the Company for cause (excluding general dissatisfaction with the performance of the optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company) the optionee shall, without the prior written consent of the Board, directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as a consultant or advisor to, render services for, or otherwise assist any person or entity that directly or indirectly engages in, the business of producing, marketing, distributing or selling poultry products anywhere that the Company is then doing business (such activities being hereinafter referred to as "Competition"), then: (i) any unexercised portion of the Nonstatutory Stock Option shall immediately terminate and be void; and (ii) the optionee shall be required upon thirty (30) days' written notice from the Company, to return to the Company in immediately available funds the difference between the exercise price and the fair market value on the date of exercise of the exercised portion of the Nonstatutory Stock Option. The provisions of this
Section 2.06(f) shall not apply, however, to the passive investment by the optionee in publicly traded common equity of any entity that is engaged in the business of producing marketing, distributing or selling poultry products so long as such investment does not exceed two percent of the outstanding common equity of such entity.

         The determination of whether the optionee has voluntarily terminated his employment, has been terminated for cause or has engaged in Competition shall be determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) hereof) in good faith and in its sole discretion, and any such determinations by such body shall be final and binding on the optionee.

2.07.  Effect of Exercise.

         The exercise of any Nonstatutory Stock Option shall cancel a related Stock Appreciation Right, if any, proportionate in amount to the number of shares of Common Stock purchased pursuant to the exercise of said option.

                                        ARTICLE III - INCENTIVE STOCK OPTIONS

3.01.  Award of Incentive Stock Options.

         The Board may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Board may prescribe, grant to any participant in the Plan one or more "incentive stock options" intended to qualify as such under the provisions of Section 421 and 422 of the Internal Revenue Code of 1986 ("Code"), as amended ("Incentive Stock Options"), to purchase for cash, or to exchange previously owned Common Stock for, the number of shares of Common Stock as specified by the Board. The date an Incentive Stock Option is granted shall mean the date selected by the Board as of which the Board awards a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner (taking into account the attribution rules of Section 424(d) of the Code) of 10% or more of the total combined voting power of the Company or its subsidiaries.

3.02.  Incentive Stock Option Agreement.

         The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Board may from time to time determine.

3.03.  Incentive Stock Option Price.

         The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04.  Term and Exercise.

         Each Incentive Stock Option may be exercised during a period beginning one year after the date of grant thereof and ending on a date, to be determined by the Board on or before the date of grant, that is not more than ten years after the date of grant thereof (the "option term"). Unless a shorter period is provided by the Board, each Incentive Stock Option shall be exercised in accordance with this section 3.04. During the first year of the option term, no more than 25% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the optionee. During the second year of the option term, no more than 50% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the optionee, such percentage to include the percentage, by number of shares, purchased in the previous year of the option term. During the third year of the option term, no more than 75% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. During the fourth year and any succeeding year of the option term, 100% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. No fractional shares shall be issued as a result of the exercise of an Incentive Stock Option. No Incentive Stock Option shall be exercisable after the expiration of its option term. During the lifetime of the recipient, an Incentive Stock Option is exercisable only by the recipient thereof or by his guardian or legal representative.

3.05.  Maximum Amount of Incentive Stock Option Grant.

         (a) The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to an Incentive Stock Option granted to an optionee by the Board in any calendar year shall not exceed $100,000.

         (b) To the extent that the aggregate fair market value of Common Stock (determined as of the time the option with respect to such Common Stock is granted) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options shall not be "incentive stock options" for federal income tax purposes.

3.06.  Termination of Incentive Stock Option.

         (a) Except as provided in Sections 3.06(b), 3.06(c) and 3.06(d) of this Agreement, all Incentive Stock Options, to the extent not previously exercised, shall terminate immediately upon termination of the optionee's employment or the appointment or transfer of the optionee to a position within the Company that does not qualify for participation in the Plan under Section 1.03.

         (b) Upon termination of the optionee's employment by reason of death of the optionee, an Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such death, within one (1) year from and after the date of the optionee's death. An Incentive Stock Option may be exercised by the executor or administrator of the deceased optionee's estate or by a person receiving an Incentive Stock Option by will or under the laws of descent and distribution of the state in which the optionee resided.

         (c) Upon termination of the optionee's employment by reason of permanent and total disability as defined under Section 22(e)(3) of the Code, an Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such permanent and total disability, within one (1) year from and after the date of such termination of the optionee's employment.

         (d) Upon termination of the optionee's employment by reason of retirement or disability, other than disability defined by Section 3.06(c), an Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such retirement or disability, within three (3) months from and after the date of such termination of the optionee's employment.

         (e) A transfer of the optionee's employment from one affiliate to another of the Company shall not be deemed to be a termination of the optionee's employment.

         (f) Notwithstanding any other provisions set forth herein or in the Incentive Stock Option Agreement, if the optionee shall (i) commit any act of malfeasance or wrongdoing affecting the Company, (ii) breach any covenant not to compete or employment contract with the Company, or (iii) engage in conduct that would warrant the optionee's discharge for cause (excluding general dissatisfaction with the performance of the optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company), then any unexercised portion of an Incentive Stock Option shall immediately terminate and be void.

         (g) Notwithstanding any other provisions set forth herein or in the Incentive Stock Option Agreement, if during the period that the optionee is employed by the Company or during the two year period following the optionee's voluntary termination of employment or his termination by the Company for cause (excluding general dissatisfaction with the performance of the optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company) the optionee shall, without the prior written consent of the Board, directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity engage in Competition, then: (i) any unexercised portion of the Incentive Stock Option shall immediately terminate and be void; and (ii) the optionee shall be required, upon thirty (30) days' written notice from the Company, to return to the Company in immediately available funds the difference between the exercise price and the fair market value on the date of exercise of the exercised portion of the Incentive Stock Option. The provisions of this
Section 3.06(g) shall not apply, however, to the passive investment by the optionee in publicly traded common equity of any entity that is engaged in the business of producing marketing, distributing or selling poultry products so long as such investment does not exceed two percent of the outstanding common equity of such entity.

         The determination of whether the optionee has voluntarily terminated his employment, has been terminated for cause or has engaged in Competition shall be determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) hereof) in good faith and in its sole discretion, and any such determinations by such body shall be final and binding on the optionee.

3.07.  Tax Treatment of Incentive Stock Option.

         Notwithstanding any provision of this Plan to the contrary, the favorable tax treatment available pursuant to Section 422 of the Code upon exercise of an Incentive Stock Option will not be available to an optionee who makes a disposition of the Stock within two (2) years after the Incentive Stock Option is granted or within one (1) year after the Stock is transferred to the optionee.

3.08.  Applicability of Nonstatutory Stock Option Sections.

         Sections 2.05, Manner of Payment; and 2.07, Effect of Exercise, applicable to Nonstatutory Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein.

              ARTICLE IV - ALTERNATE STOCK APPRECIATION RIGHTS

4.01.  Award of Stock Appreciation Rights.

         Concurrently with or subsequent to the award of any Nonstatutory Stock Option or Incentive Stock Option to purchase one or more shares of Common Stock, the Board may, subject to the provisions of the Plan and such other terms and conditions as the Board may prescribe, award to the optionee with respect to said option, a related stock appreciation right ("Stock Right"), permitting the optionee to be paid in cash, stock or a combination of both the appreciation on the option, or portion thereof, in lieu of exercising the option or portion thereof.
4.02.  Stock Appreciation Rights Agreement.

         A Stock Right shall be evidenced by a written Stock Appreciation Rights Agreement, executed by the Company and the holder of a Stock Right (the "optionee"), stating the number of shares of Common Stock subject to the Stock Right evidenced thereby, and in such form as the Board may from time to time determine.

4.03.  Exercise.

         An optionee who has been granted a Stock Right may, in lieu of the exercise of an option or portion thereof to which the Stock Right relates, elect to exercise the Stock Right or portion thereof and thereby become entitled to receive from the Company payment in cash or in Common Stock the amount and form determined pursuant to Sections 4.04 and 4.05, or a combination of both. Stock Rights shall be exercisable only to the same extent and subject to the same conditions as the options to which they relate are exercisable, as provided in this Plan, and only when the fair market value of a share of Common Stock on the exercise date exceeds the exercise price of the options related to such Stock Rights. The Board may, in its discretion, prescribe additional conditions to the exercise of any Stock Right.

4.04.  Amount of Payment.

         The amount of payment to which an optionee shall be entitled upon the exercise of a Stock Right, or portion thereof, shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the option price of the option related to said Stock Right, multiplied by the number of shares with respect to which the Stock Right is exercised.

4.05.  Form of Payment.

         Payment may be made in cash or stock or a combination of both. To the extent that payment is made in stock, the number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 4.04 by the fair market value of a share of Common Stock on the exercise date of such Stock Right, provided that no fractional share shall be issued as a result of the exercise of a Stock Right. As soon as practicable after exercise, the Company shall deliver to the optionee a certificate or certificates for such shares of Common Stock.

4.06.  Effect of Exercise.

         The exercise of any Stock Right, or portion thereof, shall cancel a Nonstatutory Stock Option or an Incentive Stock Option to which the Stock Right relates or an equal number of shares under said option.

4.07.  Termination of Stock Appreciation Right.

         (a) If a Stock Right is awarded with respect to the award of a Nonstatutory Stock Option, then such Stock Right shall terminate and the benefits of any exercised portion thereof may be forfeited in accordance with and pursuant to Section 2.06, Termination of Nonstatutory Stock Option.

         (b) If a Stock Right is awarded with respect to the award of an Incentive Stock Option, then such Stock Right shall terminate and the benefits of any exercised portion thereof may be forfeited in accordance with and pursuant to Section 3.06, Termination of Incentive Stock Option.

                                              ARTICLE V - MISCELLANEOUS

5.01.  Insider Trading Short-Swing Profit Liability Exemption Requirements.

         (a) Nontransferability. Nonstatutory Stock Options, Incentive Stock Options and Stock Rights granted under this Plan shall be transferable (i) by the optionee only by will or under the laws of descent and distribution of the state in which the optionee resided on the date of his death, and (ii) by the Company pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the Rules thereunder, except that, to any extent so provided in the Nonstatutory Stock Option Agreement or Stock Appreciation Rights Agreement or an amendment to either of them, a Nonstatutory Stock Option or related Stock Right may be transferred to members of the optionee's immediate family or to trusts for their benefit or partnerships in which such members hold the entire partnership interest, or as may otherwise be provided in such agreement or amendment and approved by the Board.

         (b) Stockholder Approval. This Plan as amended and restated has been approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders of Sanderson Farms, Inc.

5.02.  General Restriction.

         Each award under the Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

5.03.  Withholding Tax Requirement.

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates of such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred. In addition, the Company shall have the right to withhold from any cash otherwise payable to an optionee under Article IV an amount sufficient to satisfy withholding tax requirements.

5.04.  No Rights of Employment.

         Neither the granting of a Nonstatutory Stock Option, an Incentive Stock Option or a Stock Right nor the exercise of the same shall be construed as granting to the optionee any right with respect to continuance of employment with the Company. Except as may otherwise be limited by a written agreement between the Company and the optionee, and acknowledged by the optionee, the right of the Company to terminate at will the optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company.

5.05.  Non-Uniform Determinations.

         The Board's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

5.06.  No Rights as a Stockholder.

         An optionee under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to said optionee.

5.07. Definitions.

         In this Plan the following definitions shall apply:

         (a) "Subsidiary" means any corporation of which, at the time, more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by Sanderson Farms, Inc., or any subsidiary thereof.

         (b) "Affiliate" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Sanderson Farms, Inc.

         (c) "Fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the NASDAQ National Market System traded under the Symbol SAFM, provided that, if shares of Common Stock shall not have been traded on NASDAQ for more than 10 days immediately preceding such date or if deemed appropriate by the Board for any other reason, the fair market value of shares of Common Stock shall be as determined by the Board in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

         (d) "Option" means Nonstatutory Stock Option or Incentive Stock Option.

         (e) "Optionee" or "optionee" means the holder of a Nonstatutory Stock Option, the holder of an Incentive Stock Option or the holder of a Stock Right, as the context requires.

         (f) "Option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Nonstatutory Stock Option or an Incentive Stock Option.

5.08.  Leaves of Absence.

         The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by an optionee. Without limiting the generality of the foregoing, the Board shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any optionee who takes such leave of absence.

5.09.  Newly Eligible Employees.

         The Board shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of awards or grants of options and rights.

5.10.  Adjustments of and Changes in Stock of the Company; Change in Control.

         (a) Adjustments. If there shall be any change in the Common Stock subject to the Plan or the Common Stock subject to any Nonstatutory or Incentive Stock Option or Stock Right granted hereunder through merger, consolidation, reorganization, recapitalization, reincorporation, stock-split, stock dividend or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board to the total number of shares of Common Stock that may be issued under the Plan and the number of shares and price per share subject to outstanding Options or Stock Rights in order to preserve, but not to increase, the benefits of the optionee.

         (b) Change in Control. (i) For the purposes of this Section 5.10(b), a "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (A) the acquisition (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the then outstanding shares of common stock of the Company; (B) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or approval by the board of directors of the Company (the "Board") of the acquisition by the Company of assets of another corporation (each of the foregoing, a "Business Combination"), in each case, unless, following such Business Combination, the individuals and entities who were the beneficial owners, respectively, of the outstanding common stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving or resulting from such Business Combination (or of a corporation which as a result of such transaction controls the Company or owns all or substantially all of the Company's assets either directly or through one or more subsidiaries), in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the common stock of the Company; (C) individuals who, as of the close of business on February 28, 2002, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (D) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         (ii) In the event of a Change in Control in which the Company is not the surviving corporation, the outstanding Options or Stock Rights shall (contingent upon consummation of the Change in Control) become fully vested and immediately exercisable by the optionee on a date prior to the effective date of such Change in Control as the Board shall determine (or, if the Board shall not determine such a date, on the date that is five days prior to the effective date of the Change in Control), and any such Options or Stock Rights shall terminate if not exercised on or prior to such effective date.

         (iii) In the event of a Change in Control in which the Company is the surviving corporation, every Option or Stock Right then outstanding hereunder shall (contingent upon consummation of the Change in Control) become fully vested and immediately exercisable by the optionee and shall continue thereafter to be exercisable in accordance with its terms, provided, however, that any optionee whose employment (or, if such optionee is a member of the Company's board of directors, whose membership thereon) is terminated without cause within one year following the effective date of such Change in Control shall have the right to exercise his outstanding Option(s) or Stock Right(s) for three months following such termination.

5.11.  Modifications, Amendments and Termination.

         (a) The Board may, without further action by the stockholders and without consent of or receiving further consideration from the participants, amend, condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. The Board may amend awards otherwise with the written consent of the optionee.

         (b) The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Board may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 5.10(a)) , (ii) extend the term of the Plan or (iii) change Plan provisions relating to the class of employees who are eligible to receive awards under the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not, without the consent of an optionee, affect the optionee's rights under an award granted to the optionee.

         (c) ______ The amendments to this Plan adopted on April 24, 1997 shall apply only to Options and Stock Rights awarded on or after April 24, 1997, the effective date of the amendments. The amendments to this Plan adopted on July 24, 1997 shall apply only to Options and Stock Rights awarded on or after July 24, 1997, the effective date of the amendments. The amendments to this Plan set forth in Sections 5.10 and 5.11 and adopted on April 20, 2000 shall apply to any outstanding Options and Stock Rights with respect to which the optionee executes a written consent to such amendments. The amendment to this Plan set forth in Sections 5.10 and 5.11 as approved and adopted on February 28, 2002, shall apply to any outstanding Options and Stock Rights with respect to which the Optionee executes a written consent to such amendments. The remaining amendments to this Plan as approved and adopted on February 28, 2002 shall apply only to Options and Stock Rights awarded on or after February 28, 2002, the effective date of the amendments.

5.12.  Governing Law.

         The validity, construction, interpretation and effect of this Plan and instrument shall exclusively be governed by and determined in accordance with the laws of the State of Mississippi, except to the extent preempted by federal law, which shall to that extent govern.

Appendix B

                       SANDERSON FARMS, INC.

                FORM OF PHANTOM STOCK AGREEMENT


         THIS PHANTOM STOCK AGREEMENT ("Phantom Stock Agreement"), dated as of the ____th day of _____, 200__ (the "Date of Grant"), is delivered by Sanderson
___ Farms, ___ Inc., and its ___ subsidiaries ___ and affiliates ___ (collectively ___ referred to as "SFI") to _________________________ (the
"Holder"), who is an executive officer or key employee of SFI.

         WHEREAS,  the Board of Directors of Sanderson  Farms,  Inc.
(the "Board") has approved the grant of phantom stock to certain executive officers or key employees of SFI;

         WHEREAS, the Board considers the Holder to be a person who is eligible for grant of phantom stock, and has determined that it would be in the best interest of SFI to grant the phantom stock documented herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


1.       Grant of Phantom Stock.

         (a) Subject to the terms and conditions hereinafter set forth, SFI, with the approval and at the direction of the Board, hereby grants to the Holder, as of the Date of Grant, shares of Phantom Common Stock of SFI ("Phantom Stock" or the "Award" as the case may be) at an award value of $__________ per share ("Award Value"), which value per share is at or above the present fair market value of SFI common stock ("Common Stock").

         (b)      The Date of Grant is ___________, 200__.

2.       Reference to Stock Option Plan.

         This Phantom Stock Agreement is intended to correspond to the extent practical to the Sanderson Farms, Inc. and Affiliates Stock Option Plan, as amended and restated to the date hereof ("Plan"). The terms of the Plan, to the extent not inconsistent with this Phantom Stock Agreement, are incorporated herein by reference where indicated. Capitalized terms used in this Phantom Stock Agreement shall have the same meanings ascribed to such terms in the Plan.

3.       Term and Exercise.

         The Phantom Stock may be converted to cash or Common Stock during a period beginning one year after and ending ten years after the Date of Grant (the "Award Term") in accordance with the following vesting schedule. Except in the event of a change described in Section 6 of this Agreement or, unless a shorter period is provided by the Board, the Phantom Stock shall be converted in accordance with this Section 3. The first year of the Award Term begins one year after the Date of Grant and ends 12 months later. During the first year of the Award Term, no more than 25% of the initial total number of shares of Phantom Stock may be converted to cash or Common Stock by the Holder. During the second year of the Award Term, no more than 50% of the initial total number of shares of Phantom Stock may be converted to cash or Common Stock by the Holder, such percentage to include the percentage, by number of shares, converted in the previous year of the Award Term. During the third year of the Award Term, no more than 75% of the initial total number of shares of Phantom Stock may be exercised and purchased by the Holder, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the Award Term on a cumulative basis. During the fourth year of the Award Term and until the end of the Award Term, 100% of the initial total number of shares of Phantom Stock may be exercised and purchased by the Holder, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the Award Term on a cumulative basis. No fractional shares may be converted. No Phantom Stock shall be converted after the expiration of its Award Term.

4.       Termination and Forfeiture of Phantom Stock.

         (a) Except as provided in Sections 4(b), 4(c) and 4(d) of this Phantom Stock Agreement, upon termination of the Holder's employment, the Phantom Stock, to the extent not previously converted, shall terminate and be forfeited immediately upon such termination of employment.

         (b) Upon termination of the Holder's employment by reason of death of the Holder, the Phantom Stock may be converted, but only to the extent convertible on the date of such death, within one (1) year from and after the date of the Holder's death. The Phantom Stock may be converted by the executor or administrator of the deceased Holder's estate or by a person receiving the Phantom Stock by will or under the laws of descent and distribution of the state in which the Holder resided.

         (c) Upon termination of the Holder's employment by reason of permanent and total disability as defined under Section 22(e)(3) of the Internal Revenue Code, the Phantom Stock may be converted, but only to the extent convertible on the date of such permanent and total disability, during the one
(1) year period following the date of such termination of the Holder's employment.

         (d) Upon termination of the Holder's employment by reason of retirement or disability other than as defined by Section 4(c) of this Agreement, the Phantom Stock may be converted, but only to the extent convertible on the date of such retirement or disability, during the three (3) month period following the date of such termination of the Holder's employment.

         (e) A transfer of the Holder's employment from one affiliate of SFI to another shall not be deemed to be a termination of the Holder's employment.

         (f) Notwithstanding any other provisions set forth herein or in the Plan, if the Holder shall (i) commit any act of malfeasance or wrongdoing affecting SFI, (ii) breach any covenant not to compete or employment contract with SFI, or (iii) engage in conduct that would warrant the Holder's discharge for cause (excluding general dissatisfaction with the performance of the Holder's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon SFI), then any portion of the Phantom Stock not already converted shall immediately terminate and be forfeited and void.

         (g) Notwithstanding any other provisions set forth herein or in the Plan, if during the period that the Holder is employed by SFI or during the two year period following the Holder's voluntary termination of employment or his termination by SFI for cause (excluding general dissatisfaction with the performance of the Holder's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon SFI) the Holder shall, without the prior written consent of the Board, directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as a consultant or advisor to, render services for, or otherwise assist any person or entity that directly or indirectly engages in, the business of producing, marketing, distributing or selling poultry products anywhere that SFI is then doing business (such activities being hereinafter referred to as "Competition"), then: (i) any unexercised portion of the Phantom Stock shall immediately terminate and be void; and (ii) the Holder shall be required, and hereby agrees, upon thirty (30) days' written notice from SFI, to return to SFI in immediately available funds the difference between the exercise price and the fair market value on the date of exercise of the exercised portion of the Phantom Stock. The provisions of this Section 2.06(f) shall not apply, however, to the passive investment by the Holder in publicly traded common equity of any entity that is engaged in the business of producing marketing, distributing or selling poultry products so long as such investment does not exceed two percent of the outstanding common equity of such entity.

         The determination of whether the Holder has voluntarily terminated his employment, has been terminated for cause or has engaged in Competition shall be determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) in good faith and in its sole discretion, and any such determinations by such body shall be final and binding on the Holder.

5.       Conversion of Phantom Stock.

         (a) Vested shares of Phantom Stock may be converted by a Holder into cash, Common Stock, or both, only in accordance with this Section 5. To convert vested, convertible shares of Phantom Stock, a Holder must deliver or mail to the Treasurer a written notice of conversion substantially in the form attached hereto as Exhibit "A" stating the number of shares of the Holder's Phantom Stock to be converted. Such conversion shall be effective on the date of receipt by the Treasurer (the "Conversion Date").

         (b) Upon receipt by the Treasurer of a proper written notice of conversion by a Holder in accordance with the terms of this Phantom Stock Agreement, the Holder shall be entitled to receive an amount of cash equal to:
(i) the aggregate Fair Market Value of the shares converted on the Conversion Date less (ii) the aggregate Award Value of the number of shares of Common Stock equal to the number of shares converted (the "Conversion Gain"). In the discretion of the Treasurer, the Company may satisfy its obligation upon conversion of shares of Phantom Stock by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the Conversion Date) equal to the amount of cash otherwise payable to the Holder, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

         (c) The Conversion Gain shall be paid by the Company to a Holder subject to such conditions as are deemed advisable by the Treasurer to permit compliance by the Company with the federal and state withholding provisions applicable to employers.

         (d) Payment shall also be subject to compliance by the Holder with any written agreement between the Holder and the Company, including an employment agreement or other agreement relating to confidential information; if the Holder breaches any such agreement or engages in any conduct that would entitle SFI to terminate the Phantom Stock pursuant to Section 4(f) of this Phantom Stock Agreement, then the Holder shall immediately forfeit his right to receive any unpaid amounts under this Phantom Stock Agreement, and no further payments shall be made to the Holder hereunder.

6.       Adjustment of and Changes in Stock of SFI.

         In the event of a reorganization, recapitalization, change of shares, stock split, spinoff, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of SFI, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall make such adjustment as it deems appropriate to the Award in order to preserve, but not increase, the benefits to the Holder; provided, however, that subject to any required action of the stockholders, if SFI shall not be the surviving corporation in any merger, consolidation, or reorganization, then each Holder shall have the right immediately prior to such merger, consolidation or reorganization to exercise his or her outstanding Award, notwithstanding that such option(s) or right(s) may not be fully vested at such time.

7.       Fair Market Value.

         "Fair Market Value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the NASDAQ National Market System traded under the Symbol SAFM, provided that, if shares of Common Stock shall not have been traded on NASDAQ for more than 10 days immediately preceding such date or if deemed appropriate by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the
Plan) for any other reason, the Fair Market Value of shares of Common Stock shall be as determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) in such other manner as it may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

8.       No Rights as a Stockholder.

         Neither the Holder nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of SFI with respect to any shares of Common Stock purchasable or issuable upon the exercise of this Award, in whole or in part, prior to the issuance of certificates for shares of Common Stock to said person.

9.       Insider Trading Short-Swing Profit Liability Exemption Requirements.

         Notwithstanding any other provision of this Agreement to the contrary, the Phantom Stock granted under this Agreement shall be transferable (i) by the Holder only by will or under the laws of descent and distribution of the state in which the Holder resided on the date of his death, and (ii) by the Company pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the Rules thereunder.

10.      No Rights of Employment.

         Neither the granting of this Phantom Stock nor its exercise shall be construed as granting to the Holder any right with respect to continuance of employment with SFI. Except as may otherwise be limited by a written agreement between SFI and the Holder, and acknowledged by the Holder, the right of SFI to terminate at will the Holder's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by SFI.

11.      Amendment of Phantom Stock Agreement.

         The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may, without the consent of or further consideration from the Holder, amend, condition or modify this Phantom Stock Agreement in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Phantom Stock, the Award or the Phantom Stock Agreement or to comply with stock exchange rules or requirements. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may amend this Phantom Stock Agreement otherwise with the written consent of the Holder.

12.      Notice.

         Any notice to SFI provided for in this instrument shall be addressed to it in care of its Treasurer at its executive offices at Post Office Box 988, Laurel, Mississippi 39441, and any notice to the Holder shall be addressed to the Holder at the current address shown on the payroll records of SFI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

13.      Interpretation.

         Pursuant to Section 2 of this Phantom Stock Agreement, the terms of the Plan are incorporated herein by reference, and the Phantom Stock shall in all respects be interpreted in accordance with the Plan, where applicable. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

14.      Governing law.

         The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Mississippi, except to the extent preempted by federal law, which shall to that extent govern.

15.      Compliance with Other Laws and Regulations.

         Notwithstanding anything contained herein to the contrary, SFI shall not be required to sell or issue shares of Common Stock under any Award if the issuance thereof would constitute a violation by the Holder or SFI of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including Section 16 of the 1934 Act); and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Treasurer may require such agreements or undertakings, if any, as the Treasurer may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and conversion of Phantom Stock hereunder, and the delivery of shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

16.      Tax Requirements.

         SFI shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Holder receiving shares of Common Stock issued upon redemption of Phantom Stock shall be required to pay SFI the amount of any taxes which SFI is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Holder (which may be effected by the actual delivery of shares of Common Stock by the Holder or by SFI's withholding a number of shares to be issued upon the redemption of the Phantom Stock), which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof.

87

35754v2


35754v2

         IN WITNESS WHEREOF, SFI has caused its duly authorized officers to execute and attest this Phantom Stock Agreement, and to apply the corporate seal hereto, and the Holder has placed his or her signature hereon, effective as of the Date of Grant.


                          SANDERSON FARMS, INC.


ATTEST:
                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------




                                                     ACCEPTED AND AGREED TO:



                           ----------------------------------------------------
                           Holder

EXHIBIT A


                                         NOTICE OF EXERCISE OF PHANTOM STOCK




SANDERSON FARMS, INC.

ATTENTION:        Treasurer





Gentlemen:

         Notice is hereby given of the undersigned's intent to exercise the Phantom Stock granted to the undersigned pursuant to the Phantom Stock Agreement dated _______________, ______ entered into by and between the undersigned and Sanderson Farms, Inc. The conversion shall be exercised with respect to ________________________ (_____) shares of the Phantom Stock of Sanderson Farms, Inc.

Dated: ________________, ______


                                          ___________________________________
                                          Employee/Holder






Received: This the ____ day of 200__.

SANDERSON FARMS, INC.


BY:____________________________________
         Treasurer

                              SANDERSON FARMS, INC.
         The undersigned hereby appoints D. Michael Cockrell as proxy for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock, $1.00 per share par value, of Sanderson Farms, Inc. at the Annual Meeting on February 28, 2002 (and any adjournments thereof), as instructed herein with respect to the matters herein set forth (and, to the extent not so instructed, as set forth in the related Proxy Statement), and according to his discretion upon all other matters which may properly come before such Meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED UPON THE MATTERS SET FORTH ON THE REVERSE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4. THIS PROXY CONFERS DISCRETIONARY VOTING AUTHORITY AS TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. SEE ACCOMPANYING PROXY STATEMENT.

                                   Dated:                              , 2002
                                          -----------------------------


                                    ----------------------------------------
                  Signature(s)      Executors, Administrators, Trustees, etc.
                                    should give full title.   This proxy should
                                    be signed as name appears on certificate(s).

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                       DIRECTORS OF SANDERSON FARMS, INC.
                             (SEE BALLOT ON REVERSE)

                                     BALLOT
                          MANAGEMENT RECOMMENDS A VOTE
                          "FOR" THE FOLLOWING PROPOSALS
1.       To elect four Class A Directors to serve until the 2005 annual meeting:
        ----                                    ----
       /   /   FOR all nominees                  /   /   WITHHOLD AUTHORITY
       ----                                      ----

             listed below (except                      (to vote for all
             as indicated to the                      nominees listed below)
             contrary below)

                 Joe F. Sanderson, Jr. Charles W. Ritter, Jr.

                  Phil K. Livingston Lampkin Butts

INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write the nominee's name here:


          ------------------- -------------------- --------------------


2. To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2002:
             ----          ----                ----
               /   /   FOR   /   /    AGAINST    /   /   ABSTAIN
               ----          ----                ----



3.       To consider and act upon a recommendation to approve the Amended and

Restated Sanderson Farms, Inc. and Affiliates Stock Option Plan.


                ----          ----                ----
               /   /   FOR   /   /    AGAINST    /   /   ABSTAIN
               ----          ----                ----

4. To consider and act upon a proposal to ratify and approve the awards of Phantom Stock to certain executive officers and employees on April 21, 2000.


                ----          ----                ----
               /   /   FOR   /   /    AGAINST    /   /   ABSTAIN
               ----          ----                ----

                                     BALLOT
                          MANAGEMENT RECOMMENDS A VOTE
                          "FOR" THE FOLLOWING PROPOSALS

1.      To elect four Class A Directors to serve until the 2005 annual meeting:
        ----                                    ----
       /   /   FOR all nominees                  /   /   WITHHOLD AUTHORITY
       ----                                      ----

             listed below (except                      (to vote for all
             as indicated to the                      nominees listed below)
             contrary below)

                 Joe F. Sanderson, Jr. Charles W. Ritter, Jr.

                        Phil K. Livingston Lampkin Butts

INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write the nominee's name here:

            ------------------- -------------------- --------------------


2. To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2002:
             ----          ----                ----
               /   /   FOR   /   /    AGAINST    /   /   ABSTAIN
               ----          ----                ----


3.       To consider and act upon a recommendation to approve the Amended and

Restated Sanderson Farms, Inc. and Affiliates Stock Option Plan.


                ----          ----                ----
               /   /   FOR   /   /    AGAINST    /   /   ABSTAIN
               ----          ----                ----

4. To consider and act upon a proposal to ratify and approve the awards of Phantom Stock to certain executive officers and employees on April 21, 2000.


                ----          ----                ----
               /   /   FOR   /   /    AGAINST    /   /   ABSTAIN
               ----          ----                ----
  PLEASE DATE, SIGN AND RETURN THIS BALLOT IN THE ENCLOSED ADDRESSED AND POSTAGE PREPAID ENVELOPE TO THE ADMINISTRATIVE COMMITTEE OF THE ESOP NO LATER THAN FEBRUARY 9, 2002, THROUGH COMPANY MAIL OR BY UNITED STATES MAIL.